                                                                               .
                                                                               .
                                                                               .
                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                                2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                                       3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                     4
   TOTAL COMPANY HEADCOUNT                                                                           5
   CONSOLIDATING BALANCE SHEET                                                                       6
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                     7

INSURANCE OPERATIONS
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                     9
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                    10

SUMMARY OF SEGMENT OPERATING EARNINGS                                                               12

   INSTITUTIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                              13
      PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION           17
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                               18
      EXPENSES BY MAJOR CATEGORY                                                                    19
      SPREADS BY PRODUCT                                                                            20

   INDIVIDUAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                              21
      PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER AND MUTUAL FUND SALES                       26
      ADDITIONAL STATISTICAL INFORMATION                                                            27
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                               28
      INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                                       29
      SPREADS BY PRODUCT                                                                            30

   AUTO & HOME OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                              31
      WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA          35

   INTERNATIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                              36

REINSURANCE OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                 37
   PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND RESERVES BY REGION            38

ASSET MANAGEMENT OPERATIONS
   STATEMENTS OF OPERATING EARNINGS
   CHANGE IN ASSETS UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT                     39
                                                                                                    40
CORPORATE, OTHER & ELIMINATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                 41

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                       42
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED LOSSES AGING SCHEDULE                    44
   SUMMARY OF FIXED MATURITIES BY SECTOR AND BY QUALITY DISTRIBUTION, AND
      SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                              45
   SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES AND DISTRIBUTION OF
      ASSETS UNDER MANAGEMENT                                                                       46

OTHER INFORMATION
   COMPANY RATINGS                                                                                  47

NOTE:
THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING CERTAIN NET INVESTMENT-RELATED GAINS AND LOSSES, NET OF INCOME TAXES, AND THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS PER DILUTED SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AS DEFINED ABOVE BY THE NUMBER OF WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE USES OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE IN ANALYZING ITS PERFORMANCE; IT BELIEVES THAT THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING THE NET EFFECT OF CERTAIN INVESTMENT-RELATED GAINS AND LOSSES, WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, AND THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME AND GAAP NET INCOME PER DILUTED SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME AND OPERATING EARNINGS PER DILUTED SHARE TO GAAP NET INCOME PER DILUTED SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE, DATED MAY 3, 2004, FOR THE QUARTER ENDED MARCH 31, 2004, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE OVERVIEW


Unaudited (Dollars and shares in millions, except per share data)
                                                                                       For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                    March 31,   December 31,  September 30,   June 30,    March 31,
                                                                      2004          2003          2003          2003        2003
                                                                  ------------------------------------------------------------------
Net income (1)                                                        $523          $701          $574          $580        $362
      Net investment-related gains (losses) (2) (3)                    105           139          (151)          (54)       (170)
      Minority interest - net investment-related gains
        (losses)                                                        (8)           (9)           (2)           (2)          4
      Adjustments to net investment-related gains
        (losses) (4)                                                    32           138            39             0          38
      Net investment-related gains (losses) tax benefit
        (provision)                                                    (44)         (106)           72            16          44
                                                                  ------------------------------------------------------------------
Net investment-related gains (losses), net of income taxes              85           162           (42)          (40)        (84)
Cumulative effect of a change in accounting, net of income
        taxes (5)                                                     (158)          (26)            0             0           0
                                                                  ------------------------------------------------------------------
Operating earnings                                                    $596          $565          $616   (7)    $620   (8)  $446
                                                                  ==================================================================

Net income per share - diluted                                       $0.69         $0.92         $0.75         $0.79       $0.47 (9)
Net investment-related gains (losses)                                 0.11          0.21         (0.06)        (0.05)      (0.12)
Cumulative effect of a change in accounting, net of income
        taxes                                                        (0.20)        (0.03)         0.00          0.00        0.00
Impact of conversion of securities                                    0.00          0.00          0.00          0.00       (0.03)
                                                                  ------------------------------------------------------------------
Operating earnings per share - diluted                               $0.78         $0.74         $0.81         $0.84       $0.62
                                                                  ==================================================================

Weighted average common shares outstanding - diluted                 760.3         761.3         760.9         731.3       722.4


Book value per common share (actual shares outstanding)             $29.48        $27.93        $27.50        $27.13      $25.76
Book value per common share, excluding accumulated other
      comprehensive income (actual shares outstanding)              $24.93        $24.24        $23.54        $22.78      $22.45


Book value per common share - diluted                               $29.29        $27.78        $27.47        $28.20      $24.97
Book value per common share, excluding accumulated
      other comprehensive income - diluted                          $24.76        $24.11        $23.52        $23.68      $21.77
                                                                  ------------------------------------------------------------------


                                                                                   At or for the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                    March 31,   December 31,  September 30,   June 30,    March 31,
                                                                      2004          2003          2003          2003        2003
                                                                  ------------------------------------------------------------------
Shares outstanding, beginning of period                              757.2         760.2         760.2         700.4       700.3
Treasury stock                                                        (1.8)         (3.0)          0.0          59.8         0.1
                                                                  ------------------------------------------------------------------
Shares outstanding, end of period                                    755.4         757.2         760.2         760.2       700.4

Weighted average common shares outstanding - basic                   756.5         759.0         760.1         731.3       700.3
Dilutive effect of convertible securities                              0.0           0.0           0.0           0.0        22.1
Dilutive effect of stock options                                       3.1           1.6           0.0           0.0         0.0
Dilutive effect of deferred stock compensation                         0.7           0.7           0.8           0.0         0.0
                                                                  ------------------------------------------------------------------
Weighted average common shares outstanding - diluted                 760.3         761.3         760.9         731.3       722.4
                                                                  ==================================================================



Policyholder Trust Shares                                            347.2         362.5         372.7         382.4       386.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital excluding
      accumulated other comprehensive income (6)                      20.5%         21.3%        21.4%          22.0%       23.7%
                                                                  ------------------------------------------------------------------


(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) Net investment-related gains and losses, net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $9 million, $18 million, $22 million, $8 million and $5 million for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003,
      respectively.

(3) Net investment-related gains and losses, net of income taxes, from real estate and real estate joint ventures include discontinued operations of $13 million, $205 million, $4 million, $0 million, and $57 million for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(4) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(5) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(6) Adjusted long-term debt at March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003 consists of $4,907 million,
      $4,909 million, $4,912 million, $4,917 million and $4,919 million of long-term debt, respectively, and $36 million, $142 million, $36 million, $35 million, and $49 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term and company obligated mandatorily redeemable capital securities.

(7) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit ($0.04 per diluted share) from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share) from a revision of the estimate of income taxes for 2002.

(8) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(9) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                              As of
                                                           -------------------------------------------------------------------------
                                                                  March 31,    December 31,  September 30,   June 30,    March 31,
Unaudited (Dollars in millions)                                     2004          2003          2003           2003        2003
------------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)

   Fixed maturities available-for-sale, at fair value             $174,100      $167,752      $159,940      $158,822     $144,341
   Equity securities, at fair value                                  1,756         1,598         1,659         1,617        1,474
   Mortgage loans on real estate                                    26,562        26,249        25,535        25,289       25,046
   Real estate and real estate joint ventures                        4,699         4,680         5,255         4,491        4,475
   Policy loans                                                      8,758         8,749         8,668         8,627        8,615
   Other limited partnership interests                               2,549         2,600         2,559         2,500        2,393
   Short-term investments                                            1,998         1,826         2,718         2,640        3,188
   Other invested assets                                             5,094         4,645         4,617         4,261        3,948
                                                           -------------------------------------------------------------------------
Investments                                                        225,516       218,099       210,951       208,247      193,480

Cash and cash equivalents                                            3,146         3,733         5,372         5,714        4,938
Accrued investment income                                            2,337         2,186         2,265         2,241        2,179
Premiums and other receivables                                       7,554         7,047         7,107         7,486        6,768
Deferred policy acquisition costs                                   13,020        12,943        12,367        11,899       11,889
Goodwill and other intangible assets                                   638           643           654           652          745
Other                                                                6,666         6,434         6,269         6,123        6,303
Separate account assets                                             78,336        75,756        69,998        67,460       60,620
                                                           -------------------------------------------------------------------------
                                                                  $337,213      $326,841      $314,983      $309,822     $286,922
                                                           =========================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
Future policy benefits                                             $99,262       $96,278       $95,095       $95,360      $92,744
Policyholder account balances                                       77,981        75,901        74,857        72,207       69,060
Short-term debt                                                      3,068         3,642         2,935         3,443        2,441
Long-term debt                                                       5,707         5,703         5,703         5,562        5,481
Shares subject to mandatory redemption                                 277           277           277             0            0
Payables under securities loaned transactions                       28,045        27,083        24,666        23,028       19,566
Other                                                               22,264        21,052        20,547        21,862       18,694
Separate account liabilities                                        78,336        75,756        69,998        67,460       60,620
                                                           -------------------------------------------------------------------------
                                                                   314,940       305,692       294,078       288,922      268,606
                                                           -------------------------------------------------------------------------

Company-obligated mandatorily redeemable
   capital securities                                                    0             0             0           277          277
                                                           -------------------------------------------------------------------------

EQUITY
Common stock, at par value                                               8             8             8             8            8
Capital in excess of par value                                      15,001        14,991        14,960        14,956       14,952
Retained earnings                                                    4,716         4,193         3,667         3,093        3,169
Treasury stock                                                        (896)         (835)         (739)         (740)      (2,402)
Accumulated other comprehensive income                               3,444         2,792         3,009         3,306        2,312
                                                           -------------------------------------------------------------------------
                                                                    22,273        21,149        20,905        20,623       18,039
                                                           -------------------------------------------------------------------------

                                                                  $337,213      $326,841      $314,983      $309,822     $286,922
                                                           =========================================================================


(1)Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                  For the Three Months Ended                 For the Year-to-Date Period Ended
                                    ------------------------------------------------------- ------------------------------------
                                    March 31, December 31, September 30, June 30, March 31,  December 31, September 30, June 30,
Unaudited (Dollars in millions)       2004        2003         2003        2003     2003         2003         2003        2003
--------------------------------------------------------------------------------------------- ------------------------------------
REVENUES (1)
Premiums                              $5,353     $5,679       $5,079     $5,083    $4,832      $20,673       $14,994     $9,915
Universal life and
  investment-type
  product policy fees                    690        698          623        603       572        2,496         1,798      1,175
Investment income, net                 3,006      3,070        2,914      2,889     2,899       11,772         8,702      5,788
Other revenues                           353        354          335        355       298        1,342           988        653
                                    ------------------------------------------------------- ------------------------------------
                                      9,402       9,801        8,951      8,930     8,601       36,283        26,482     17,531
                                    ------------------------------------------------------- ------------------------------------

EXPENSES (1)
Policyholder benefits
  and dividends                        5,933      6,244        5,651      5,472     5,456       22,823        16,579     10,928
Interest credited to
  policyholder account
  balances                               743        760          767        761       747        3,035         2,275      1,508
Interest expense                          99        109          104        112       116          441           332        228
Other expenses                         1,757      1,897        1,585      1,732     1,637        6,851         4,954      3,369
                                    ------------------------------------------------------- ------------------------------------
                                       8,532      9,010        8,107      8,077     7,956       33,150        24,140     16,033
                                    ------------------------------------------------------- ------------------------------------

Operating earnings before
  provision for income
  taxes                                  870        791          844        853       645        3,133         2,342      1,498
Provision for income
  taxes                                  274        226          228        233       199          886           660        432
                                    ------------------------------------------------------- ------------------------------------
OPERATING EARNINGS                      $596       $565         $616 (4)   $620 (5)  $446       $2,247        $1,682 (4)  $1,066 (5)
                                    ======================================================= ====================================


NET INCOME RECONCILIATION

Operating earnings                      $596       $565         $616       $620      $446       $2,247        $1,682     $1,066
      Net investment-related
        gains (losses)                   105        139         (151)       (54)     (170)        (236)         (375)      (224)
      Minority interest - net
        investment-related
        gains (losses)                    (8)        (9)          (2)        (2)        4           (9)            0          2
      Adjustments to net investment-
        related gains (losses) (2)        32        138           39          0        38          215            77         38
      Net investment-related gains
        (losses) tax benefit
        (provision)                      (44)      (106)          72         16        44           26           132         60
                                    ------------------------------------------------------- ------------------------------------
Net investment-related gains
  (losses), net of income taxes           85        162          (42)       (40)      (84)          (4)         (166)      (124)
Cumulative effect of a change in
  accounting, net of income
  taxes (3)                             (158)       (26)           0          0         0          (26)            0          0
                                    ------------------------------------------------------- ------------------------------------
Net income                              $523       $701         $574       $580      $362       $2,217        $1,516       $942
                                    ======================================================= ====================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

(5) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
TOTAL COMPANY HEADCOUNT

                                                                                             As of
                                                             -----------------------------------------------------------------------
                                                              March 31,    December 31,   September 30,    June 30,       March 31,
                                                                2004           2003           2003           2003           2003
                                                             -----------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT (1)

DOMESTIC
     SALES
        Individual                                             10,990         11,191         11,585         11,949         12,030
        Institutional                                             791            795            802            809            735
        Auto & Home                                                88             79             77             78             83
        Asset Management                                           66             69             68             69             72
                                                             -----------------------------------------------------------------------
        Total domestic sales                                   11,935         12,134         12,532         12,905         12,920

     OTHER THAN SALES
        Individual                                              2,404          2,434          2,511          2,534          2,581
        Institutional                                           5,869          5,774          5,679          5,762          5,768
        Auto & Home                                             3,380          3,388          3,437          3,431          3,459
        Reinsurance                                               682            656            642            637            630
        Asset Management                                          870            960            989            996            992
        Operations                                              3,796          3,837          3,833          3,794          3,836
        Technology                                              3,551          3,448          3,434          3,459          3,506
        Corporate                                               3,685          3,587          3,602          3,561          3,599
                                                             -----------------------------------------------------------------------
        Total domestic other than sales                        24,237         24,084         24,127         24,174         24,371
                                                             -----------------------------------------------------------------------
     TOTAL DOMESTIC HEADCOUNT                                  36,172         36,218         36,659         37,079         37,291
                                                             -----------------------------------------------------------------------

INTERNATIONAL
     SALES
        Professional sales                                      1,602          1,602          1,240          1,240          1,146
        Other                                                   9,707          8,808          8,048          7,932          7,894
     Other than sales                                           2,784          2,857          2,840          2,807          2,777
                                                             -----------------------------------------------------------------------
     TOTAL INTERNATIONAL HEADCOUNT                             14,093         13,267         12,128         11,979         11,817

                                                             -----------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                                        50,265         49,485         48,787         49,058         49,108
                                                             =======================================================================




(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2004

                                                                 Insurance     Reinsurance        Asset         Corporate, Other
Unaudited (Dollars in millions)                 Consolidated     Operations     Operations      Management       & Eliminations
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

Total investments                                  $225,516        $199,799        $ 9,506          $121             $16,090
Deferred policy acquisition costs                    13,020          10,778          2,241             0                   1
Goodwill and other intangible assets                    638             517             99            18                   4
Other                                                19,703          15,036          1,702           101               2,864
Separate account assets                              78,336          78,337             13             0                 (14)
                                                ------------------------------------------------------------------------------
                                                   $337,213        $304,467        $13,561          $240             $18,945
                                                ==============================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                              $99,262         $96,712         $3,963            $0             ($1,413)
Policyholder account balances                        77,981          73,943          4,593             0                (555)
Debt                                                  8,775           1,716            404             0               6,655
Shares subject to mandatory redemption                  277               0            158             0                 119
Payables under securities loaned transactions        28,045          22,090              0             0               5,955
Other                                                22,264          13,638          3,556            42               5,028
Separate account liabilities                         78,336          78,337             13             0                 (14)
                                                ------------------------------------------------------------------------------
                                                    314,940         286,436         12,687            42              15,775


EQUITY
------
Common stock, at par value                                8               0              0             0                   8
Allocated equity (1)                                 19,717          15,203            703           192               3,619
Treasury stock                                         (896)              0              0             0                (896)
Accumulated other comprehensive income                3,444           2,828            171             6                 439
                                                ------------------------------------------------------------------------------
                                                     22,273          18,031            874           198               3,170
                                                ------------------------------------------------------------------------------
                                                   $337,213        $304,467        $13,561          $240             $18,945
                                                ==============================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                                       Insurance     Reinsurance        Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated   Operations     Operations     Management     & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $5,353       $4,538           $816             $0              ($1)
Universal life and investment-type product policy fees         690          690              0              0                0
Investment income, net                                       3,006        2,791            130             18               67
Other revenues                                                 353          294             12             40                7
                                                        ---------------------------------------------------------------------------
                                                             9,402        8,313            958             58               73
                                                        ---------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                          5,933        5,272            659              0                2
Interest credited to policyholder account balances             743          692             51              0                0
Capitalization of deferred policy acquisition costs           (765)        (534)          (231)             0                0
Amortization of deferred policy acquisition costs              460          332            128              0                0
Other expenses                                               2,161        1,672            324             49              116
                                                        ---------------------------------------------------------------------------
                                                             8,532        7,434            931             49              118
                                                        ---------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                             870          879             27              9              (45)
Provision (benefit) for income taxes                           274          288              9              4              (27)
                                                        ---------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                     $596         $591            $18             $5             ($18)
                                                        ===========================================================================


NET INCOME RECONCILIATION
---------------------------------
Operating earnings (loss)                                     $596         $591            $18             $5             ($18)
   Net investment-related gains (losses)                       105           84             17              0                4
   Minority interest - net investment-related
     gains (losses)                                             (8)           0             (8)             0                0
   Adjustments to net investment-related gains
     (losses) (1)                                               32           32              0              0                0
   Net investment-related gains (losses) tax
     benefit (provision)                                       (44)         (39)            (3)             0               (2)
                                                        ---------------------------------------------------------------------------
Net investment-related gains (losses), net of
  income taxes                                                  85           77              6              0                2
Cumulative effect of a change in accounting, net of
  income taxes (2)                                            (158)        (160)             3              0               (1)
                                                        ---------------------------------------------------------------------------
Net income (loss)                                             $523         $508            $27             $5             ($17)
                                                        ===========================================================================


(1) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                                           Insurance   Reinsurance      Asset      Corporate, Other
Unaudited (Dollars in millions)                            Consolidated   Operations   Operations     Management    & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $4,832        $4,284        $552           $0             ($4)
Universal life and investment-type product policy fees             572           572           0            0               0
Investment income, net                                           2,899         2,704         110           16              69
Other revenues                                                     298           245          12           29              12
                                                          --------------------------------------------------------------------
                                                                 8,601         7,805         674           45              77
                                                          --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              5,456         5,021         433            0               2
Interest credited to policyholder account balances                 747           704          43            0               0
Capitalization of deferred policy acquisition costs               (627)         (476)       (151)           0               0
Amortization of deferred policy acquisition costs                  428           344          84            0               0
Other expenses                                                   1,952         1,556         235           43             118
                                                          --------------------------------------------------------------------
                                                                 7,956         7,149         644           43             120
                                                          --------------------------------------------------------------------

Operating earnings before provision (benefit)
 for income taxes                                                  645           656          30            2             (43)
Provision (benefit) for income taxes                               199           219          10            1             (31)
                                                          --------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                         $446          $437         $20           $1            ($12)
                                                          ====================================================================

NET INCOME RECONCILIATION
----------------------------------------
Operating earnings (loss)                                         $446          $437         $20           $1            ($12)
   Net investment-related gains (losses)                          (170)         (141)         (4)           8             (33)
   Minority interest - net investment-related
     gains (losses)                                                  4             0           4            0               0
   Adjustments to net investment-related gains
     (losses) (1)                                                   38            38           0            0               0
   Net investment-related gains (losses) tax benefit
     (provision)                                                    44            37           0           (3)             10
                                                          --------------------------------------------------------------------
Net investment-related gains (losses), net of income
  taxes                                                            (84)          (66)          0            5             (23)
Cumulative effect of a change in accounting, net of
  income taxes                                                       0             0           0            0               0
                                                          --------------------------------------------------------------------
Net income (loss)                                                 $362          $371         $20           $6            ($35)
                                                          ====================================================================



(1) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS


                                                  For the Three Months Ended                  For the Year-to-Date Period Ended
                                -----------------------------------------------------------  --------------------------------------
                                 March 31,  December 31, September 30,  June 30,  March 31,  December 31, September 30,  June 30,
Unaudited (Dollars in millions)    2004        2003          2003         2003      2003         2003         2003         2003
                                -----------------------------------------------------------  --------------------------------------
REVENUES
Premiums                        $4,538         $4,735       $4,504       $4,500     $4,284      $18,023     $13,288       $8,784
Universal life and
   investment-type
   product policy fees             690            698          623          603        572        2,496       1,798        1,175
Investment income, net           2,791          2,856        2,711        2,710      2,704       10,981       8,125        5,414
Other revenues                     294            305          270          291        245        1,111         806          536
                                -----------------------------------------------------------  --------------------------------------
                                 8,313          8,594        8,108        8,104      7,805       32,611      24,017       15,909
                                -----------------------------------------------------------  --------------------------------------

EXPENSES
Policyholder benefits
   and dividends                 5,272          5,456        5,179        5,006      5,021       20,662      15,206       10,027
Interest credited to
   policyholder
   account balances                692            711          720          716        704        2,851       2,140        1,420
Capitalization of
   deferred policy
   acquisition costs              (534)          (531)        (517)        (502)      (476)      (2,026)     (1,495)        (978)
Amortization of
   deferred policy
   acquisition costs               332            349          339          415        344        1,447       1,098          759
Other expenses                   1,672          1,813        1,605        1,684      1,556        6,658       4,845        3,240
                                -----------------------------------------------------------  --------------------------------------
                                 7,434          7,798        7,326        7,319      7,149       29,592      21,794       14,468
                                -----------------------------------------------------------  --------------------------------------

Operating earnings before
   provision for
   income taxes                    879            796          782          785        656        3,019       2,223        1,441
Provision for
   income taxes                    288            259          268          230        219          976         717          449
                                -----------------------------------------------------------  --------------------------------------
OPERATING EARNINGS                $591           $537         $514         $555(1)    $437       $2,043      $1,506         $992(1)
                                ===========================================================  ======================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                $591           $537         $514         $555       $437       $2,043      $1,506         $992
   Net investment-related
      gains (losses)                84           (305)        (126)         (23)      (141)        (595)       (290)        (164)
   Minority interest
      - net investment
      -related gains (losses)        0              0            0            0          0            0           0            0
   Adjustments to net
      investment-related
      gains (losses) (2)            32            186           39            0         38          263          77           38
   Net investment-related
      gains (losses) tax
      benefit (provision)          (39)            39           49            5         37          130          91           42
                                -----------------------------------------------------------  --------------------------------------
Net investment-related
   gains (losses), net of
   income taxes                     77            (80)         (38)         (18)       (66)        (202)       (122)         (84)
Cumulative effect of
   a change in accounting,
   net of income taxes (3)        (160)           (26)           0            0          0          (26)          0            0
                                -----------------------------------------------------------  --------------------------------------
Net income                        $508           $431         $476         $537       $371       $1,815      $1,384         $908
                                ===========================================================  ======================================

(1) Operating earnings for the period ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2004



                                               Insurance     Institutional    Individual       Auto &     International
Unaudited (Dollars in millions)                Operations     Operations      Operations        Home        Operations
-----------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                         $4,538         $2,411           $978           $737           $412
Universal life and investment-type
   product policy fees                              690            185            422              0             83
Investment income, net                            2,791          1,101          1,521             46            123
Other revenues                                      294            164            117              9              4
                                               ------------------------------------------------------------------------
                                                  8,313          3,861          3,038            792            622
                                               ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends               5,272          2,699          1,649            536            388
Interest credited to policyholder
   account balances                                 692            232            423              0             37
Capitalization of deferred
   policy acquisition costs                        (534)           (62)          (293)          (108)           (71)
Amortization of deferred
   policy acquisition costs                         332             25            162            114             31
Other expenses                                    1,672            488            820            192            172
                                               ------------------------------------------------------------------------
                                                  7,434          3,382          2,761            734            557
                                               ------------------------------------------------------------------------

Operating earnings before
   provision for income taxes                       879            479            277             58             65
Provision for income taxes                          288            162             93             12             21
                                               ------------------------------------------------------------------------
OPERATING EARNINGS                                 $591           $317           $184            $46            $44
                                               ========================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                 $591           $317           $184            $46            $44
   Net investment-related
      gains (losses)                                 84             83            (28)             0             29
   Minority interest - net investment-
      related gains (losses)                          0              0              0              0              0
   Adjustments to net investment-
      related gains (losses) (1)                     32              0             32              0              0
   Net investment-related gains
      (losses) tax benefit (provision)              (39)           (30)            (2)             0             (7)
                                               ------------------------------------------------------------------------
Net investment-related gains
      (losses), net of income taxes                  77             53              2              0             22
Cumulative effect of a change in
      accounting, net of income taxes (2)          (160)           (60)           (70)             0            (30)
                                               ------------------------------------------------------------------------
Net income                                         $508           $310           $116            $46            $36
                                               ========================================================================



(1) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.


(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  [METLIFE LOGO]
--------------------------------------------------------------------------------
   INSURANCE OPERATIONS
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS
   FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                                      Insurance   Institutional  Individual   Auto &   International
   Unaudited (Dollars in millions)                                    Operations   Operations    Operations    Home     Operations
   ---------------------------------------------------------------------------------------------------------------------------------

   REVENUES
   Premiums                                                             $4,284        $2,136        $1,041     $712         $395
   Universal life and investment-type product policy fees                  572           161           360        0           51
   Investment income, net                                                2,704           979         1,563       39          123
   Other revenues                                                          245           142            86        9            8
                                                                        ------------------------------------------------------------
                                                                         7,805         3,418         3,050      760          577
                                                                        ------------------------------------------------------------

   EXPENSES
   Policyholder benefits and dividends                                   5,021         2,418         1,692      534          377
   Interest credited to policyholder account balances                      704           224           443        0           37
   Capitalization of deferred policy acquisition costs                    (476)          (38)         (260)    (112)         (66)
   Amortization of deferred policy acquisition costs                       344            20           175      115           34
   Other expenses                                                        1,556           454           753      196          153
                                                                        ------------------------------------------------------------
                                                                         7,149         3,078         2,803      733          535
                                                                        ------------------------------------------------------------

   Operating earnings before provision (benefit) for income taxes          656           340           247       27           42
   Provision (benefit) for income taxes                                    219           121            87       (3)          14
                                                                        ------------------------------------------------------------
   OPERATING EARNINGS                                                     $437          $219          $160      $30          $28
                                                                        ============================================================

   NET INCOME RECONCILIATION
   -------------------------
   Operating earnings                                                     $437          $219          $160      $30          $28
      Net investment-related losses                                       (141)          (70)          (67)      (4)           0
      Adjustments to net investment-related gains (losses)(1)               38             0            38        0            0
      Net investment-related gains (losses) tax benefit (provision)         37            26            10        1            0
                                                                        ------------------------------------------------------------
   Net investment-related gains (losses), net of income taxes              (66)          (44)          (19)      (3)           0
   Cumulative effect of a change in accounting, net of income taxes          0             0             0        0            0
                                                                        ------------------------------------------------------------
   Net income                                                             $371          $175          $141      $27          $28
                                                                        ============================================================

(1) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

SUMMARY OF SEGMENT OPERATING EARNINGS(1)
Unaudited (Dollars in millions)

                                                For the Three Months Ended                     For the Year-to-Date Period Ended
                                ----------------------------------------------------------  ----------------------------------------
                                March 31,  December 31, September 30,  June 30,  March 31,    December 31,  September 30,   June 30,
                                  2004       2003         2003          2003       2003          2003           2003          2003
------------------------------------------------------------------------------------------  ----------------------------------------
INSTITUTIONAL OPERATIONS          $317       $277          $264         $260     $219          $1,020           $743         $479

INDIVIDUAL OPERATIONS              184        173           171          151      160             655            482          311

AUTO & HOME OPERATIONS              46         53            42           42       30             167            114           72

INTERNATIONAL OPERATIONS            44         34            37          102       28             201            167          130

REINSURANCE OPERATIONS              18         20            18           19       20              77             57           39

ASSET MANAGEMENT OPERATIONS          5          6             4            5        1              16             10            6

CORPORATE, OTHER & ELIMINATIONS    (18)         2            80           41      (12)            111            109           29

                                  --------------------------------------------------------  ----------------------------------------
CONSOLIDATED                      $596       $565          $616(2)      $620(3)  $446          $2,247         $1,682(2)    $1,066(3)
                                  ========================================================  ========================================

(1) A reconciliation of operating earnings to net income for each segment appears in this QFS as follows: (i) Institutional, page 13; (ii) Individual, page 21; (iii) Auto & Home, page 31; (iv) International, page 36; (v) Reinsurance, page 37; and (vi) Asset Management, page 39, and for Corporate, Other and Eliminations, on page 41. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on page 4.

(2) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(3) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
Unaudited (Dollars in millions)

                                                                                         For the Three Months Ended
                                                                         -----------------------------------------------------------
                                                                         March 31, December 31, September 30, June 30,    March 31,
Institutional Operations                                                    2004        2003         2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                   $2,411     $2,363       $2,260      $2,334      $2,136
Universal life and investment-type product policy fees                        185        153          167         154         161
Investment income, net                                                      1,101      1,103        1,003       1,009         979
Other revenues                                                                164        154          144         152         142
                                                                           --------------------------------------------------------
                                                                            3,861      3,773        3,574       3,649       3,418
                                                                           --------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                         2,699      2,629        2,523       2,560       2,418
Interest credited to policyholder account balances                            232        229          234         228         224
Other expenses                                                                451        485          407         456         436
                                                                           --------------------------------------------------------
                                                                            3,382      3,343        3,164       3,244       3,078
                                                                           --------------------------------------------------------

Operating earnings before provision for income taxes                          479        430          410         405         340
Provision for income taxes                                                    162        153          146         145         121
                                                                           --------------------------------------------------------
OPERATING EARNINGS                                                           $317       $277         $264        $260        $219
                                                                           ========================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                           $317       $277         $264        $260        $219
      Net investment-related gains (losses)                                    83       (164)         (59)         (9)        (70)
      Adjustments to net investment-related gains (losses) (1)                  0         89            0           0           0
      Net investment-related gains (losses) tax benefit (provision)           (30)        16           23           3          26
                                                                           --------------------------------------------------------
Net investment-related gains (losses), net of income taxes                     53        (59)         (36)         (6)        (44)
Cumulative effect of a change in accounting, net of income taxes (2)          (60)       (26)           0           0           0
                                                                           --------------------------------------------------------
Net income                                                                   $310       $192         $228        $254        $175
                                                                           ========================================================

                                                                                 For the Year-to-Date Period Ended
                                                                                --------------------------------------
                                                                                December 31,  September 30,   June 30,
Institutional Operations                                                          2003           2003          2003
----------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                          $9,093       $6,730        $4,470
Universal life and investment-type product policy fees                               635          482           315
Investment income, net                                                             4,094        2,991         1,988
Other revenues                                                                       592          438           294
                                                                                --------------------------------------
                                                                                  14,414       10,641         7,067
                                                                                --------------------------------------

EXPENSES
Policyholder benefits and dividends                                               10,130        7,501         4,978
Interest credited to policyholder account balances                                   915          686           452
Other expenses                                                                     1,784        1,299           892
                                                                                --------------------------------------
                                                                                  12,829        9,486         6,322
                                                                                --------------------------------------

Operating earnings before provision for income taxes                               1,585        1,155           745
Provision for income taxes                                                           565          412           266
                                                                                --------------------------------------
OPERATING EARNINGS                                                                $1,020         $743          $479
                                                                                ======================================


NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                                $1,020         $743          $479
      Net investment-related gains (losses)                                         (302)        (138)          (79)
      Adjustments to net investment-related gains (losses) (1)                        89            0             0
      Net investment-related gains (losses) tax benefit (provision)                   68           52            29
                                                                                --------------------------------------
Net investment-related gains (losses), net of income taxes                          (145)         (86)          (50)
Cumulative effect of a change in accounting, net of income taxes (2)                 (26)           0             0
                                                                                --------------------------------------
Net income                                                                          $849         $657          $429
                                                                                ======================================

(1) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded
         Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
Unaudited (Dollars in millions)

                                                                                       For the Three Months Ended
                                                                 -------------------------------------------------------------------
                                                                  March 31,    December 31,   September 30,    June 30,    March 31,
Group Life                                                          2004           2003           2003           2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $1,268         $1,223         $1,167         $1,175      $1,163
Universal life and investment-type product policy fees                185            153            167            154         161
Investment income, net                                                259            271            262            248         242
Other revenues                                                         19             18             17             13          16
                                                                 -----------------------------------------------------------------
                                                                    1,731          1,665          1,613          1,590       1,582
                                                                 -----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 1,392          1,272          1,237          1,229       1,234
Interest credited to policyholder account balances                    100            100            113            104         106
Other expenses                                                        123            138            116            133         121
                                                                 -----------------------------------------------------------------
                                                                    1,615          1,510          1,466          1,466       1,461
                                                                 -----------------------------------------------------------------

Operating earnings before provision for income taxes                  116            155            147            124         121
Provision for income taxes                                             39             56             53             45          43
                                                                 -----------------------------------------------------------------
OPERATING EARNINGS                                                    $77            $99            $94            $79         $78
                                                                 -----------------------------------------------------------------

Net investment-related gains (losses), net of income taxes             17            (53)             3             (8)        (13)
Cumulative effect of a change in accounting, net of income taxes        0              0              0              0           0
                                                                 -----------------------------------------------------------------
Net income                                                            $94            $46            $97            $71         $65
                                                                 =================================================================

                                                                          For the Year-to-Date Period Ended
                                                                   --------------------------------------------
                                                                     December 31,    September 30,     June 30,
Group Life                                                               2003            2003            2003
---------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                $4,728          $3,505          $2,338
Universal life and investment-type product policy fees                     635             482             315
Investment income, net                                                   1,023             752             490
Other revenues                                                              64              46              29
                                                                   -------------------------------------------
                                                                         6,450           4,785           3,172
                                                                   -------------------------------------------

EXPENSES
Policyholder benefits and dividends                                      4,972           3,700           2,463
Interest credited to policyholder account balances                         423             323             210
Other expenses                                                             508             370             254
                                                                   -------------------------------------------
                                                                         5,903           4,393           2,927
                                                                   -------------------------------------------

Operating earnings before provision for income taxes                       547             392             245
Provision for income taxes                                                 197             141              88
                                                                   -------------------------------------------
OPERATING EARNINGS                                                        $350            $251            $157
                                                                   -------------------------------------------

Net investment-related gains (losses), net of income taxes                 (71)            (18)            (21)
Cumulative effect of a change in accounting, net of income taxes             0               0               0
                                                                   -------------------------------------------
Net income                                                                $279            $233            $136
                                                                   ===========================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
Unaudited (Dollars in millions)

                                                                                  For the Three Months Ended
                                                                    ------------------------------------------------------------
                                                                    March 31,  December 31, September 30,  June 30,    March 31,
Retirement & Savings                                                  2004       2003           2003         2003         2003
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $265       $305          $289           $351        $174
Universal life and investment-type product policy fees                    0          0             0              0           0
Investment income, net                                                  735        732           653            674         642
Other revenues                                                           57         58            48             52          45
                                                                      ----------------------------------------------------------
                                                                      1,057      1,095           990          1,077         861
                                                                      ----------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                     589        682           641            681         531
Interest credited to policyholder account balances                      132        129           121            124         118
Other expenses                                                           69         90            68             87          86
                                                                      ----------------------------------------------------------
                                                                        790        901           830            892         735
                                                                      ----------------------------------------------------------

Operating earnings before provision for income taxes                    267        194           160            185         126
Provision for income taxes                                               89         69            56             65          44
                                                                      ----------------------------------------------------------
OPERATING EARNINGS                                                     $178       $125          $104           $120         $82
                                                                      ----------------------------------------------------------

Net investment-related gains (losses), net of income taxes               32          0           (48)             2         (25)
Cumulative effect of a change in accounting, net of income taxes (1)    (40)       (26)            0              0           0
                                                                      ----------------------------------------------------------
Net income                                                             $170        $99           $56           $122         $57
                                                                      ==========================================================


                                                                        For the Year-to-Date Period Ended
                                                                   -----------------------------------------------
                                                                   December 31,    September 30,         June 30,
Retirement & Savings                                                  2003            2003                 2003
------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                            $1,119            $814                 $525
Universal life and investment-type product policy fees                   0               0                    0
Investment income, net                                               2,701           1,969                1,316
Other revenues                                                         203             145                   97
                                                                   -----------------------------------------------
                                                                     4,023           2,928                1,938
                                                                   -----------------------------------------------

EXPENSES
Policyholder benefits and dividends                                  2,535           1,853                1,212
Interest credited to policyholder account balances                     492             363                  242
Other expenses                                                         331             241                  173
                                                                   -----------------------------------------------
                                                                     3,358           2,457                1,627
                                                                   -----------------------------------------------

Operating earnings before provision for income taxes                   665             471                  311
Provision for income taxes                                             234             165                  109
                                                                   -----------------------------------------------
OPERATING EARNINGS                                                    $431            $306                 $202
                                                                   -----------------------------------------------

Net investment-related gains (losses), net of income taxes             (71)            (71)                 (23)
Cumulative effect of a change in accounting, net of income taxes(1)    (26)              0                    0
                                                                   -----------------------------------------------
Net income                                                            $334            $235                 $179
                                                                   ===============================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded
         Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
Unaudited (Dollars in millions)

                                                                                         For the Three Months Ended
                                                                           -------------------------------------------------------
                                                                           March 31,  December 31, September 30, June 30,  March 31,
Non-Medical Health & Other                                                    2004       2003           2003        2003      2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                     $878         $835          $804        $808      $799
Universal life and investment-type product policy fees                          0            0             0           0         0
Investment income, net                                                        107          100            88          87        95
Other revenues                                                                 88           78            79          87        81
                                                                           --------------------------------------------------------
                                                                            1,073        1,013           971         982       975
                                                                           --------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                           718          675           645         650       653
Interest credited to policyholder account balances                              0            0             0           0         0
Other expenses                                                                259          257           223         236       229
                                                                           --------------------------------------------------------
                                                                              977          932           868         886       882
                                                                           --------------------------------------------------------

Operating earnings before provision for income taxes                           96           81           103          96        93
Provision for income taxes                                                     34           28            37          35        34
                                                                           --------------------------------------------------------
OPERATING EARNINGS                                                            $62          $53           $66         $61       $59
                                                                           --------------------------------------------------------

Net investment-related gains (losses), net of income taxes                      4           (6)            9           0        (6)
Cumulative effect of a change in accounting, net of income taxes (1)          (20)           0             0           0         0
                                                                           --------------------------------------------------------
Net income                                                                    $46          $47           $75         $61       $53
                                                                           ========================================================

                                                                                 For the Year-to-Date Period Ended
                                                                         --------------------------------------------------
                                                                         December 31,         September 30,        June 30,
Non-Medical Health & Other                                                 2003                  2003               2003
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                  $3,246               $2,411               $1,607
Universal life and investment-type product policy fees                         0                    0                    0
Investment income, net                                                       370                  270                  182
Other revenues                                                               325                  247                  168
                                                                         --------------------------------------------------
                                                                           3,941                2,928                1,957
                                                                         --------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                        2,623                1,948                1,303
Interest credited to policyholder account balances                             0                    0                    0
Other expenses                                                               945                  688                  465
                                                                         --------------------------------------------------
                                                                           3,568                2,636                1,768
                                                                         --------------------------------------------------

Operating earnings before provision for income taxes                         373                  292                  189
Provision for income taxes                                                   134                  106                   69
                                                                         --------------------------------------------------
OPERATING EARNINGS                                                          $239                 $186                 $120
                                                                         --------------------------------------------------

Net investment-related gains (losses), net of income taxes                    (3)                   3                   (6)
Cumulative effect of a change in accounting, net of income taxes (1)           0                    0                    0
                                                                         --------------------------------------------------
Net income                                                                  $236                 $189                 $114
                                                                         ==================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                    For the Three Months Ended
                                                               --------------------------------------------------------------------
                                                                March 31,    December 31,  September 30,     June 30,     March 31,
Unaudited (Dollars in millions)                                   2004           2003           2003           2003         2003
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT

Group Life                                                       $1,472         $1,394         $1,351         $1,342       $1,340
Retirement & Savings                                                322            363            337            403          219
Non-Medical Health & Other                                          966            913            883            895          880
                                                               --------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                          $2,760         $2,670         $2,571         $2,640       $2,439
                                                               ====================================================================
Group Disability (Included in Non-Medical Health & Other)          $246           $237           $227           $238         $241

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
   Term Life                                                       95.7%          91.4%          91.3%          92.0%        93.2%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
   Group Disability                                                93.3%         102.7%          99.8%          95.1%        96.5%

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Group Life                             2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period         $14,678          $14,453          $14,189          $13,993          $13,756
Premiums and deposits                  2,705            2,935            2,728            2,676            2,877
Interest on reserves                     130              132              141              134              136
Surrenders and withdrawals            (1,144)          (1,344)          (1,078)          (1,103)          (1,426)
Benefit payments                      (1,387)          (1,203)          (1,238)          (1,197)          (1,223)
Other                                   (340)            (295)            (289)            (314)            (127)
                                    -----------------------------------------------------------------------------
Balance, end of period               $14,642          $14,678          $14,453          $14,189          $13,993
                                    =============================================================================


                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Retirement & Savings                   2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period         $40,298          $40,191          $39,111          $36,206          $35,548
Premiums and deposits                  2,424            1,763            3,156            3,040            1,060
Interest on reserves                     542              537              526              526              518
Surrenders and withdrawals            (1,222)          (1,330)          (1,396)          (1,113)            (602)
Benefit payments                        (468)            (468)            (471)            (521)            (465)
Other (1)                              1,060             (395)            (735)             973              147
                                    -----------------------------------------------------------------------------
Balance, end of period               $42,634          $40,298          $40,191          $39,111          $36,206
                                    =============================================================================

                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Non-Medical Health & Other             2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period          $4,708           $4,621           $4,552           $4,483           $4,396
Premiums and deposits                    795              762              727              728              736
Interest on reserves                      57               56               56               55               55
Surrenders and withdrawals                24               16               17               24               12
Benefit payments                        (693)            (615)            (591)            (591)            (609)
Other (1)                              1,112             (132)            (140)            (147)            (107)
                                    -----------------------------------------------------------------------------
Balance, end of period                $6,003           $4,708           $4,621           $4,552           $4,483
                                    =============================================================================


SEPARATE ACCOUNT LIABILITIES

                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Group Life                             2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period          $7,045           $6,951           $6,953           $6,376           $6,011
Premiums and deposits                    160               85              298              169              299
Investment performance                   645              113               23              582              175
Surrenders and withdrawals               (92)            (104)            (323)            (174)            (109)
Policy charges                             0                0                0                0                0
Other                                     (4)               0                0                0                0
                                    -----------------------------------------------------------------------------
Balance, end of period                $7,754           $7,045           $6,951           $6,953           $6,376
                                    =============================================================================

                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Retirement & Savings                   2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period         $27,081          $26,570          $26,526          $25,105          $24,775
Premiums and deposits                  1,369            1,103              726            1,008              752
Investment performance                   802              661              206            1,481              393
Surrenders and withdrawals            (1,262)          (1,235)            (874)          (1,050)            (793)
Policy charges                           (21)             (18)             (14)             (18)             (22)
Other (1)                               (593)               0                0                0                0
                                    -----------------------------------------------------------------------------
Balance, end of period               $27,376          $27,081          $26,570          $26,526          $25,105
                                    =============================================================================


                                                              For the Three Months Ended
                                    -----------------------------------------------------------------------------
                                     March 31,      December 31,    September 30,       June 30,        March 31,
Non-Medical Health & Other             2004             2003             2003             2003            2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period           1,505           $1,462           $1,348           $1,241           $1,150
Premiums and deposits                     84               73               76               80               63
Investment performance                    16               15               63               58               47
Surrenders and withdrawals               (24)             (16)             (17)             (23)             (12)
Policy charges                           (15)             (29)              (8)              (8)              (7)
Other (1)                             (1,427)               0                0                0                0
                                    -----------------------------------------------------------------------------
Balance, end of period                  $139           $1,505           $1,462           $1,348           $1,241
                                    =============================================================================

(1) For the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
EXPENSES BY MAJOR CATEGORY


                                                                                      For the Three Months Ended
                                                                -----------------------------------------------------------------
                                                                 March 31,    December 31, September 30,   June 30,     March 31,
Unaudited (Dollars in millions)                                    2004          2003          2003          2003          2003
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                                      $352          $370          $303          $327          $320
Pension and other post-retirement benefit costs                      18            31            23            35            26
Premium taxes and other taxes, licenses and fees                     35            28            30            39            36
                                                                -----------------------------------------------------------------
Subtotal Insurance Expenses                                        $405          $429          $356          $401          $382
Commissions and other expenses                                       46            56            51            55            54
                                                                -----------------------------------------------------------------
Total Expenses                                                     $451          $485          $407          $456          $436
                                                                =================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                            For the Three Months Ended
                                      ---------------------------------------------------------------------
                                      March 31,     December 31,  September 30,    June 30,       March 31,
Group Life                              2004           2003           2003           2003           2003
-----------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                 5.66%          6.11%          5.83%          5.57%          5.62%
Average crediting rate                  3.49%          3.56%          3.85%          3.72%          3.87%
                                      ---------------------------------------------------------------------
    Spread                              2.17%          2.55%          1.98%          1.85%          1.75%
                                      =====================================================================

                                                            For the Three Months Ended
                                      ---------------------------------------------------------------------
                                      March 31,     December 31,  September 30,    June 30,       March 31,
Retirement & Savings                    2004           2003           2003           2003           2003
-----------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                 7.11%          7.35%          6.82%          7.37%          7.22%
Average crediting rate                  5.47%          5.58%          5.62%          5.92%          6.05%
                                      ---------------------------------------------------------------------
    Spread                              1.64%          1.77%          1.20%          1.45%          1.17%
                                      =====================================================================

                                                            For the Three Months Ended
                                      ---------------------------------------------------------------------
                                      March 31,     December 31,  September 30,    June 30,       March 31,
Non-Medical Health & Other              2004           2003           2003           2003           2003
-----------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                 6.96%          7.48%          6.49%          6.60%          7.27%
Average crediting rate                  5.35%          5.38%          5.43%          5.49%          5.52%
                                      ---------------------------------------------------------------------
    Spread                              1.61%          2.10%          1.06%          1.11%          1.75%
                                      =====================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                            For the Three Months Ended                       For the Year-to-Date Period Ended
                            -----------------------------------------------------------   ----------------------------------------
                            March 31,  December 31,  September 30,  June 30,  March 31,      December 31,  September 30,  June 30,
Individual Operations         2004         2003        2003          2003       2003             2003          2003         2003
---------------------------------------------------------------------------------------   ----------------------------------------
REVENUES
Premiums                       $978       $1,184       $1,064       $1,055      $1,041          $4,344       $3,160       $2,096
Universal life and
investment-type
product policy fees             422          465          386          378         360           1,589        1,124          738
Investment income, net        1,521        1,585        1,550        1,529       1,563           6,227        4,642        3,092
Other revenues                  117          116           96          109          86             407          291          195
                            -----------------------------------------------------------   ----------------------------------------
                              3,038        3,350        3,096        3,071       3,050          12,567        9,217        6,121
                            -----------------------------------------------------------   ----------------------------------------

EXPENSES
Policyholder benefits
and dividends                 1,649        1,863        1,703        1,625       1,692           6,883        5,020        3,317
Interest credited to
policyholder
account balances                423          446          452          452         443           1,793        1,347          895
Capitalization of deferred
policy acquisition costs       (293)        (279)        (280)        (280)       (260)         (1,099)        (820)        (540)
Amortization of deferred
policy acquisition costs        162          174          162          207         175             718          544          382
Other expenses                  820          880          795          833         753           3,261        2,381        1,586
                            -----------------------------------------------------------   ----------------------------------------
                              2,761        3,084        2,832        2,837       2,803          11,556        8,472        5,640
                            -----------------------------------------------------------   ----------------------------------------

Operating earnings before
provision for income taxes      277          266          264          234         247           1,011          745          481
Provision for income taxes       93           93           93           83          87             356          263          170
                            -----------------------------------------------------------   ----------------------------------------
OPERATING EARNINGS             $184         $173         $171         $151(1)     $160            $655         $482         $311(1)
                            ===========================================================   ========================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings             $184         $173         $171         $151        $160            $655         $482         $311
 Net investment-related
 gains (losses)                 (28)        (130)         (77)         (11)        (67)           (285)        (155)         (78)
 Adjustments to
 net investment-related
 gains (losses) (2)              32          100           39            0          38             177           77           38
 Net investment-related
 gains (losses) tax benefit
 (provision)                     (2)          19           21            4          10              54           35           14
                            -----------------------------------------------------------   ----------------------------------------
Net investment-related
 gains (losses), net of
 income taxes                     2          (11)         (17)          (7)        (19)            (54)         (43)         (26)
Cumulative effect
of a change in
accounting, net of
income taxes (3)                (70)           0            0            0           0               0            0            0
                            -----------------------------------------------------------   ----------------------------------------
Net income                     $116         $162         $154         $144        $141            $601         $439         $285
                            ===========================================================   ========================================



(1) Operating earnings for the period ended June 30, 2003 include a $31 million after-tax charge related to previously deferred expenses.

(2) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                             For the Three Months Ended                       For the Year-to-Date Period Ended
                            -----------------------------------------------------------   ----------------------------------------
                            March 31,  December 31,  September 30,  June 30,  March 31,      December 31,  September 30,  June 30,
Traditional Life              2004         2003        2003          2003       2003            2003          2003         2003
                            -----------------------------------------------------------   ----------------------------------------

REVENUES
Premiums                      $959        $1,159      $1,037        $1,025    $1,010         $4,231        $3,072        $2,035
Universal life
and investment-type
product policy fees              0             0           0             0         0              0             0             0
Investment income, net         843           873         847           846       869          3,435         2,562         1,715
Other revenues                   1             6           0            10         0             16            10            10
                            -----------------------------------------------------------   ----------------------------------------
                             1,803         2,038       1,884         1,881     1,879          7,682         5,644         3,760
                            -----------------------------------------------------------   ----------------------------------------

EXPENSES
Policyholder benefits
and dividends                1,480         1,684       1,564         1,512     1,529          6,289         4,605         3,041
Interest credited to
policyholder account
balances                         0             0           0             0         0              0             0             0
Capitalization of deferred
policy acquisition costs       (41)          (42)        (39)          (43)      (47)          (171)         (129)          (90)
Amortization of deferred
policy acquisition costs        56            54          56            62        58            230           176           120
Other expenses                 211           236         200           233       221            890           654           454
                            -----------------------------------------------------------------------------------------------------
                             1,706         1,932       1,781         1,764     1,761          7,238         5,306         3,525
                            -----------------------------------------------------------------------------------------------------

Operating earnings
before provision for
income taxes                    97           106         103           117       118            444           338           235
Provision for income taxes      33            38          37            42        42            159           121            84
                            -----------------------------------------------------------   ----------------------------------------
OPERATING EARNINGS             $64           $68         $66           $75(1)    $76           $285          $217           151(1)
                            -----------------------------------------------------------   ----------------------------------------


Net investment-
related gains (losses),
net of income taxes              7            14           5           (13)        6             12            (2)           (7)
Cumulative effect
of a change in
accounting, net
of income taxes                  0             0           0             0         0              0             0             0
                            -----------------------------------------------------------   ----------------------------------------
Net income                     $71           $82         $71           $62       $82           $297          $215          $144
                            ===========================================================   ========================================



(1) Operating earnings for the period ended June 30, 2003 includes a $2 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                             For the Three Months Ended                        For the Year-to-Date Period Ended
                            ------------------------------------------------------------   ----------------------------------------
                            March 31,  December 31,  September 30,  June 30,  March 31,       December 31,  September 30,  June 30,
Variable & Universal Life    2004         2003        2003          2003        2003              2003           2003        2003
----------------------------------------------------------------------------------------   ---------------------------------------
REVENUES
Premiums                        $0          $0          $0          $0            $0               $0            $0            $0
Universal life and
investment-type product
policy fees                    242         301         256         262           255            1,074           773           517
Investment income, net         140         143         145         144           142              574           431           286
Other revenues                   4           4          (1)         (1)           (2)               0            (4)           (3)
                            ------------------------------------------------------------   ---------------------------------------
                               386         448         400         405           395            1,648         1,200           800
                            ------------------------------------------------------------   ---------------------------------------

EXPENSES
Policyholder benefits
and dividends                   92         126          69          57            87              339           213           144
Interest credited to
policyholder account
balances                       113         118         122         117           117              474           356           234
Capitalization of
deferred policy
acquisition costs              (70)        (88)        (82)        (86)          (81)            (337)         (249)         (167)
Amortization of
deferred policy
acquisition costs               44          64          47         102            59              272           208           161
Other expenses                 175         205         196         205           177              783           578           382
                            ------------------------------------------------------------   ---------------------------------------
                               354         425         352         395           359            1,531         1,106           754
                            ------------------------------------------------------------   ---------------------------------------

Operating earnings
before provision
for income taxes                32          23          48          10            36              117            94            46
Provision for
income taxes                    11           8          18           4            13               43            35            17
                            ------------------------------------------------------------   ---------------------------------------
OPERATING EARNINGS             $21         $15         $30          $6(1)        $23              $74           $59           $29(1)
                            ------------------------------------------------------------   ---------------------------------------


Net investment-
related gains (losses),          2          (4)         (8)          7            (5)             (10)           (6)            2
net of income taxes
Cumulative effect of
a change in
accounting, net of
income taxes (2)              (81)           0           0           0             0                0             0             0
                            ------------------------------------------------------------   ---------------------------------------
Net income (loss)             ($58)        $11         $22         $13           $18              $64           $53           $31
                            ============================================================   =======================================

(1) Operating earnings for the period ended June 30, 2003 includes a $29 million after-tax charge related to previously deferred expenses.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                               For the Three Months Ended                       For the Year-to-Date Period Ended
                             ---------------------------------------------------------------  --------------------------------------
                             March 31,    December 31,  September 30,  June 30,   March 31,    December 31, September 30,   June 30,
Annuities                      2004          2003         2003           2003       2003          2003          2003          2003
--------------------------------------------------------------------------------------------  --------------------------------------
REVENUES
Premiums                       $18           $20           $19           $23         $24           $86           $66           $47
Universal life and
investment-type product
policy fees                    151           137           106            95          82           420           283           177
Investment income, net         475           503           489           479         487         1,958         1,455           966
Other revenues                   7             7             3             7           1            18            11             8
                             ---------------------------------------------------------------  --------------------------------------
                               651           667           617           604         594         2,482         1,815         1,198
                             ---------------------------------------------------------------  --------------------------------------

EXPENSES
Policyholder benefits
and dividends                   68            53            55            46          64           218           165           110
Interest credited
to policyholder
account balances               280           299           303           307         296         1,205           906           603
Capitalization of
deferred policy
acquisition costs             (181)         (148)         (158)         (149)       (131)         (586)         (438)         (280)
Amortization of
deferred policy
acquisition costs               59            53            55            41          55           204           151            96
Other expenses                 299           281           261           274         234         1,050           769           508
                             ---------------------------------------------------------------  --------------------------------------
                               525           538           516           519         518         2,091         1,553         1,037
                             ---------------------------------------------------------------  --------------------------------------

Operating earnings
before provision
for income taxes               126           129           101            85          76           391           262           161
Provision for
income taxes                    41            44            34            29          26           133            89            55
                             ---------------------------------------------------------------  --------------------------------------
OPERATING EARNINGS             $85           $85           $67           $56         $50          $258          $173          $106
                             ---------------------------------------------------------------  --------------------------------------

Net investment-related
gains (losses), net              2           (24)          (14)           (1)        (15)          (54)          (30)          (16)
of income taxes
Cumulative effect of
a change in
accounting, net
of income taxes (1)             11             0             0             0           0             0             0             0
                             ---------------------------------------------------------------  --------------------------------------
Net income                     $98           $61           $53           $55         $35          $204          $143           $90
                             ===============================================================  ======================================





(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                                      For the Three Months Ended
                                                                   --------------------------------------------------------------
                                                                   March 31,   December 31,   September 30,  June 30,   March 31,
Other                                                                 2004         2003          2003         2003        2003
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $1              $5             $8         $7           $7
Universal life and investment-type product policy fees                 29              27             24         21           23
Investment income, net                                                 63              66             69         60           65
Other revenues                                                        105              99             94         93           87
                                                                   --------------------------------------------------------------
                                                                      198             197            195        181          182
                                                                   --------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                     9               0             15         10           12
Interest credited to policyholder account balances                     30              29             27         28           30
Capitalization of deferred policy acquisition costs                    (1)             (1)            (1)        (2)          (1)
Amortization of deferred policy acquisition costs                       3               3              4          2            3
Other expenses                                                        135             158            138        121          121
                                                                   --------------------------------------------------------------
                                                                      176             189            183        159          165
                                                                   --------------------------------------------------------------

Operating earnings before provision for income taxes                   22               8             12         22           17
Provision for income taxes                                              8               3              4          8            6
                                                                   --------------------------------------------------------------
OPERATING EARNINGS                                                    $14              $5             $8        $14          $11
                                                                   --------------------------------------------------------------

Net investment-related gains (losses), net of income taxes             (9)              3              0          0           (5)
Cumulative effect of a change in accounting, net of income taxes        0               0              0          0            0
                                                                   --------------------------------------------------------------
Net income                                                             $5              $8             $8        $14           $6
                                                                   ==============================================================

                                                                         For the Year-to-Date Period Ended
                                                                      ----------------------------------------
                                                                      December 31,   September 30,    June 30,
Other                                                                     2003            2003          2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                   $27             $22          $14
Universal life and investment-type product policy fees                      95              68           44
Investment income, net                                                     260             194          125
Other revenues                                                             373             274          180
                                                                      ----------------------------------------
                                                                           755             558          363
                                                                      ----------------------------------------

EXPENSES

Policyholder benefits and dividends                                         37              37           22
Interest credited to policyholder account balances                         114              85           58
Capitalization of deferred policy acquisition costs                         (5)             (4)          (3)
Amortization of deferred policy acquisition costs                           12               9            5
Other expenses                                                             538             380          242
                                                                      ----------------------------------------
                                                                           696             507          324
                                                                      ----------------------------------------

Operating earnings before provision for income taxes                        59              51           39
Provision for income taxes                                                  21              18           14
                                                                      ----------------------------------------
OPERATING EARNINGS                                                         $38             $33          $25
                                                                      ----------------------------------------

Net investment-related gains (losses), net of income taxes                  (2)             (5)          (5)
Cumulative effect of a change in accounting, net of income taxes             0               0            0
                                                                      ----------------------------------------
Net income                                                                 $36             $28          $20
                                                                      ========================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES


                                                                     For the Three Months Ended
                                             ------------------------------------------------------------------------------
                                             March 31,       December 31,    September 30,     June 30,        March 31,
Unaudited (Dollars in millions)                 2004              2003            2003            2003            2003
---------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)
TOTAL (2)
Traditional Life
      1st Year (3)                                $45               $53             $50             $49             $53
      Renewal                                     965             1,228           1,052           1,053           1,000
Variable & Universal Life
      Variable 1st Year excluding
       Single Premium COLI/BOLI (3)                51                53              86              59              91
      Universal 1st Year excluding
       Single Premium COLI/BOLI (3)                99                91              82              71              55
      Single Premium COLI/BOLI                      5                27              18               3              13
      Renewal                                     474               431             392             393             455
Annuities (3)                                   3,436             2,844           2,843           2,933           2,611
Other                                             258               335             287             301             281
                                             ------------------------------------------------------------------------------
Total Premiums and Deposits                    $5,333            $5,062          $4,810          $4,862          $4,559
                                             ==============================================================================
PREMIUMS AND DEPOSITS TO SEPARATE
 ACCOUNTS
Variable & Universal Life                        $284              $275            $294            $273            $301
Annuities                                       2,120             1,782           1,437           1,229             940
Other                                             160               258             171             191             167
                                             ------------------------------------------------------------------------------
Total Separate Accounts                        $2,564            $2,315          $1,902          $1,693          $1,408
                                             ==============================================================================
FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
  MANUFACTURER (4)
MetLife                                           $79               $81             $74             $70             $73
New England Financial                              28                35              26              29              32
General American                                   87               102             128              76              99
MetLife Investors Group                             6                 6               8               7               8
                                             ------------------------------------------------------------------------------
Total First Year Life Premiums and Deposits      $200              $224            $236            $182            $212
                                             ==============================================================================
ANNUITY DEPOSITS BY TYPE
Fixed Annuity Deposits                           $506              $257            $320            $340            $424
Variable Annuity Deposits                       2,930             2,587           2,523           2,593           2,187
                                             ------------------------------------------------------------------------------
Total Annuity Deposits                         $3,436            $2,844          $2,843          $2,933          $2,611
                                             ==============================================================================
ANNUITY DEPOSITS BY MANUFACTURER (5)
MetLife                                        $1,030              $870            $950          $1,053            $974
New England Financial                             252               249             235             233             211
General American                                   10                13               9              11              10
MetLife Investors Group                         2,144             1,712           1,649           1,636           1,416
                                             ------------------------------------------------------------------------------
Total Annuity Deposits                         $3,436            $2,844          $2,843          $2,933          $2,611
                                             ==============================================================================
MUTUAL FUND SALES
Proprietary                                       $65               $59             $47             $48             $38
Third Party                                     1,012             1,196             725             817             759
                                             ------------------------------------------------------------------------------
Total Mutual Fund Sales                        $1,077            $1,255            $772            $865            $797
                                             ==============================================================================

(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Approximately 5% of MetLife manufactured life insurance premiums and deposits were sold by other-than MetLife Financial Services agents during the three months ended March 31, 2004 (2% sold by General American; 2% sold by New England Financial; and 1% sold by MetLife Resources). Approximately 6% of New England Financial manufactured life insurance premiums and deposits were sold by other-than New England Financial agents during the three months ended March 31, 2004 (5% sold by MetLife Financial Services, and 1% sold by General American). Approximately 60% of General American manufactured life insurance premiums and deposits were sold by other-than General American agents during the three months ended March 31, 2004 (46% sold by MetLife Financial Services; and 14% sold by New England Financial). Approximately 3% of MetLife Investors Group manufactured life insurance premiums and deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended March 31, 2004 (3% sold by MetLife Financial Services).

(5) Approximately 23% of MetLife manufactured annuity deposits were sold by other-than MetLife Financial Services agents during the three months ended March 31, 2004 (23% sold by MetLife Resources). Approximately 7% of MetLife Investors Group manufactured annuity deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended March 31, 2004 (5% sold by Walnut Street Securities, and 2% sold by MetLife Resources).

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                At or for the Three Months Ended
                                                            ---------------------------------------------------------------------
                                                            March 31,    December 31,     September 30,    June 30,     March 31,
Unaudited                                                     2004           2003              2003          2003          2003
---------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal Life                                    45.0%          45.6%            50.8%         52.0%         49.1%
  Annuities                                                    61.7%          62.6%            50.6%         41.9%         36.0%
  Other                                                        62.1%          77.3%            59.5%         63.3%         59.5%

MORTALITY AS A PERCENTAGE OF EXPECTED                          85.4%          84.2%            80.3%         99.4%(1)      87.2%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (2)
  Traditional Life                                              6.3%           6.1%             6.0%          6.0%          5.8%
  Variable & Universal Life                                     7.0%           7.0%             7.2%          7.2%          6.8%
  Variable Annuities (3)                                        7.8%           8.2%             8.7%          9.0%          9.2%
  Fixed Annuities (3)                                           7.4%           6.6%             6.7%          6.4%          6.7%

NUMBER OF SALES REPRESENTATIVES
  MetLife Financial Services                                  5,594          5,531            5,587         5,728         5,798
  New England Financial                                       2,531          2,845            2,992         3,004         2,916
  General American (4)                                          448            429              471           522           557
  Independent Distribution Wholesalers                           91             86               86            84            78
  MetLife Resources                                             397            401              384           379           362
  Walnut Street Securities (5)                                1,468          1,462            1,649         1,823         1,923
  P&C Specialists                                               461            437              416           409           396
                                                            ---------------------------------------------------------------------
Total Agents                                                 10,990         11,191           11,585        11,949        12,030
                                                            =====================================================================

(1) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

(2) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(3) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(4)   Based on minimum annual production of $25,000 in life insurance sales.

(5) At March 31, 2004, the number of Walnut Street Securities representatives includes 163 brokers who are also reported as General American sales representatives above.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                              For the Three Months Ended
                                                         ------------------------------------------------------------------------
                                                         March 31,   December 31,     September 30,     June 30,        March 31,
Traditional Life                                           2004          2003             2003            2003           2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $48,503       $48,140          $47,835         $47,572         $47,397
Premiums and deposits (1)                                  1,038         1,246              975           1,043           1,026
Interest on reserves                                         489           486              483             479             476
Surrenders and withdrawals                                  (477)         (478)            (407)           (402)           (395)
Benefit payments                                            (486)         (420)            (456)           (492)           (484)
Other                                                       (454)         (471)            (290)           (365)           (448)
                                                         ------------------------------------------------------------------------
Balance, end of period                                   $48,613       $48,503          $48,140         $47,835         $47,572
                                                         ========================================================================

                                                                               For the Three Months Ended
                                                         ------------------------------------------------------------------------
                                                          March 31,   December 31,     September 30,    June 30,        March 31,
Variable & Universal Life                                 2004          2003             2003             2003           2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                              $9,475        $9,327           $9,221          $9,140          $8,993
Premiums and deposits (1)(2)                                 346           318              272             247             287
Interest on reserves                                         119           122              121             120             118
Surrenders and withdrawals                                  (233)         (137)            (117)           (122)           (113)
Net transfers from (to) separate account                      75            83               54              65              66
Policy charges                                              (199)         (199)            (195)           (184)           (198)
Benefit payments                                             (34)          (22)             (22)            (24)            (25)
Other (3)                                                    354           (17)              (7)            (21)             12
                                                         ------------------------------------------------------------------------
Balance, end of period                                    $9,903        $9,475           $9,327          $9,221          $9,140
                                                         ========================================================================

                                                                             For the Three Months Ended
                                                         ------------------------------------------------------------------------
                                                         March 31,   December 31,     September 30,     June 30,        March 31,
Annuities                                                  2004          2003             2003            2003           2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $31,350       $31,258          $30,772         $29,917         $28,935
Premiums and deposits (1)(2)                               1,426         1,126            1,492           1,836           1,766
Interest on reserves                                         298           343              361             357             359
Surrenders and withdrawals                                  (797)         (647)            (678)           (665)           (667)
Net transfers from (to) separate account                    (610)         (653)            (562)           (517)           (171)
Policy charges                                                (6)            2                0              (3)             (1)
Benefit payments                                            (128)          (70)            (129)           (143)           (168)
Other (3)                                                    (42)           (9)               2             (10)           (136)
                                                         ------------------------------------------------------------------------
Balance, end of period                                   $31,491       $31,350          $31,258         $30,772         $29,917
                                                         ========================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                                  For the Three Months Ended
                                                         -----------------------------------------------------------------------
                                                         March 31,   December 31,     September 30,     June 30,       March 31,
Variable & Universal Life                                  2004          2003             2003            2003            2003
--------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                              $6,835        $6,424           $6,149          $5,482          $5,489
Premiums and deposits (1)                                    284           275              294             273             301
Investment performance                                       191           376              177             603            (105)
Surrenders and withdrawals                                  (177)          (87)             (74)            (72)            (71)
Net transfers from (to) fixed account                        (75)          (83)             (54)            (65)            (66)
Policy charges                                               (69)          (70)             (68)            (72)            (66)
Other (3)                                                      0             0                0               0               0
                                                         -----------------------------------------------------------------------
Balance, end of period                                    $6,989        $6,835           $6,424          $6,149          $5,482
                                                         =======================================================================

                                                                                For the Three Months Ended
                                                         ------------------------------------------------------------------------
                                                         March 31,   December 31,    September 30,     June 30,         March 31,
Annuities                                                   2004          2003           2003           2003              2003
---------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $28,667       $24,310          $22,133         $18,464         $18,270
Premiums and deposits (1)                                  2,120         1,782            1,438           1,229             940
Investment performance                                       834         2,520              734           2,500            (435)
Surrenders and withdrawals                                  (617)         (508)            (475)           (508)           (423)
Net transfers from (to) fixed account                        610           653              562             517             171
Policy charges                                              (105)          (90)             (82)            (69)            (59)
Other (3)                                                     (4)            0                0               0               0
                                                         ------------------------------------------------------------------------
Balance, end of period                                   $31,505       $28,667          $24,310         $22,133         $18,464
                                                         ========================================================================


(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

(3) For the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                 For the Three Months Ended                             For the Year Ended
                                 -----------------------------------------------------------  --------------------------------------
                                 March 31,  December 31,  September 30,  June 30,  March 31,   December 31,  September 30,  June 30,
Unaudited (Dollars in millions)    2004        2003           2003        2003       2003         2003           2003        2003
--------------------------------------------------------------------------------------------  --------------------------------------
INSURANCE EXPENSES (NET OF
   CAPITALIZATION OF DAC)

Insurance Expenses                 $757        $775           $709        $758       $682         $2,924         $2,149      $1,440
DAC Capitalization (1)             (324)       (336)          (309)       (304)      (285)        (1,234)          (898)       (589)
                                 -----------------------------------------------------------  --------------------------------------
Net                                $433        $439           $400        $454       $397         $1,690         $1,251        $851
                                 ===========================================================  ======================================

OTHER EXPENSES BY MAJOR
   CATEGORY

Commissions                        $252        $244           $220        $214       $195           $873           $629        $409
Other deferrable expenses            92         108            101         107        113            429            321         220
Direct and allocated
   expenses, not deferred           353         347            322         371        310          1,350          1,003         681
Pension and other post-
   retirement benefit costs          31          50             41          40         36            167            117          76
Premium taxes and other
   taxes, licenses and fees          29          26             25          26         28            105             79          54
                                 -----------------------------------------------------------  --------------------------------------
     Subtotal Insurance
       Expenses                    $757        $775           $709        $758       $682         $2,924         $2,149      $1,440

Broker-dealer and other
  expenses                          116         150            124         118        110            502            352         228
Reinsurance allowances              (53)        (45)           (38)        (43)       (39)          (165)          (120)        (82)
                                 -----------------------------------------------------------  --------------------------------------
     Total Other Expenses          $820        $880           $795        $833       $753         $3,261         $2,381      $1,586
                                 ===========================================================  ======================================

(1) Excludes $31 million, $57 million, $29 million, $24 million, and $25 million, of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                For the Three Months Ended
                                      -----------------------------------------------------------------------------
                                      March 31,      December 31,     September 30,        June 30,       March 31,
VARIABLE & UNIVERSAL LIFE               2004             2003              2003              2003           2003
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield                6.98%           7.23%             7.25%             7.31%           7.39%
Average crediting rate                 5.26%           5.50%             5.63%             5.57%           5.64%
                                      -----------------------------------------------------------------------------
    Spread                             1.72%           1.73%             1.62%             1.74%           1.75%
                                      =============================================================================


                                                               For the Three Months Ended
                                      -----------------------------------------------------------------------------
                                      March 31,      December 31,     September 30,        June 30,       March 31,
ANNUITIES                              2004             2003              2003              2003           2003
-------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield                5.85%           6.50%             6.50%             6.31%           6.64%
Average crediting rate                 3.90%           4.16%             4.28%             4.36%           4.47%
                                      -----------------------------------------------------------------------------
    Spread                             1.95%           2.34%             2.22%             1.95%           2.17%
                                      =============================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                             For the Three Months Ended                         For the Year-to-Date Period Ended
                              -------------------------------------------------------------   -------------------------------------
                              March 31,  December 31,  September 30,  June 30,    March 31,   December 31,  September 30,  June 30,
Auto & Home Operations           2004       2003          2003         2003        2003          2003          2003          2003
-------------------------------------------------------------------------------------------   -------------------------------------
REVENUES
Earned premiums                  $737       $740          $735         $721        $712        $2,908        $2,168        $1,433
Investment income, net             46         39            39           41          39           158           119            80
Other revenues                      9          9            10            4           9            32            23            13
                              -------------------------------------------------------------   -------------------------------------
                                  792        788           784          766         760         3,098         2,310         1,526
                              -------------------------------------------------------------   -------------------------------------

EXPENSES
Losses                            446        447           465          446         452         1,810         1,363           898
Loss adjustment expense            90         89            78           81          82           330           241           163
Other expenses                    198        184           187          186         199           756           572           385
                              -------------------------------------------------------------   -------------------------------------
                                  734        720           730          713         733         2,896         2,176         1,446
                              -------------------------------------------------------------   -------------------------------------
Operating earnings before
   provision (benefit)
   for income taxes                58         68            54           53          27           202           134            80
Provision (benefit) for
   income taxes                    12         15            12           11          (3)           35            20             8
                              -------------------------------------------------------------   -------------------------------------
OPERATING EARNINGS                $46        $53           $42          $42         $30          $167          $114           $72
                              =============================================================   =====================================


NET INCOME RECONCILIATION

Operating earnings                $46        $53           $42          $42         $30          $167          $114           $72
   Net investment-related
      gains (losses)                0        (11)            2           (2)         (4)          (15)           (4)           (6)
   Net investment-related
      gains (losses) tax
      benefit (provision)           0          4            (1)           1           1             5             1             2
                              -------------------------------------------------------------   -------------------------------------
Net investment-related
   gains (losses), net of
   income taxes                     0         (7)            1           (1)         (3)          (10)           (3)           (4)
                              -------------------------------------------------------------   -------------------------------------
Net income                        $46        $46           $43          $41         $27          $157          $111           $68
                              =============================================================   =====================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                         For the Three Months Ended              For the Year-to-Date Period Ended
                                     ---------------------------------------------------------  ------------------------------------
                                     March 31, December 31, September 30, June 30,   March 31,  December 31, September 30,  June 30,
Auto                                  2004        2003         2003        2003       2003         2003          2003         2003
----------------------------------------------------------------------------------------------  ------------------------------------

REVENUES
Earned premiums                       $542        $545         $545        $535       $530       $2,155        $1,610       $1,065
Investment income, net                  36          26           27          29         27          109            83           56
Other revenues                           6           5            7           7          6           25            20           13
                                     ---------------------------------------------------------  ------------------------------------
                                       584         576          579         571        563        2,289         1,713        1,134
                                     ---------------------------------------------------------  ------------------------------------

EXPENSES
Losses                                 351         357          359         347        366       $1,429        $1,072         $713
Loss adjustment expense                 72          76           61          68         75          280           204          143
Other expenses                         139         126          131         131        143          531           405          274
                                     ---------------------------------------------------------  ------------------------------------
                                       562         559          551         546        584        2,240         1,681        1,130
                                     ---------------------------------------------------------  ------------------------------------
Operating earnings (loss)
   before provision (benefit)
   for income taxes                     22          17           28          25        (21)         $49           $32           $4
Provision (benefit) for
    income taxes                         0          (2)           5           4        (17)         (10)           (8)         (13)
                                     ---------------------------------------------------------  ------------------------------------
OPERATING EARNINGS (LOSS)              $22         $19          $23         $21        ($4)         $59           $40          $17
                                     ---------------------------------------------------------  ------------------------------------


Net investment-related gains
   (losses), net of income taxes         0          (5)           0           0         (2)          (7)           (2)          (2)
                                     ---------------------------------------------------------  ------------------------------------
Net income (loss)                      $22         $14          $23         $21        ($6)         $52           $38          $15
                                     =========================================================  ====================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                    For the Three Months Ended              For the Year-to-Date Period Ended
                               ----------------------------------------------------------  ------------------------------------
                               March 31,   December 31, September 30, June 30,  March 31,  December 31, September 30,  June 30,
Homeowners                       2004          2003        2003        2003       2003         2003         2003         2003
-----------------------------------------------------------------------------------------  ------------------------------------
REVENUES
Earned premiums                  $182          $183        $177        $173       $167         $700         $517         $340
Investment income, net              9            11          12          10         10           43           32           20
Other revenues                      1             2           1           2          1            6            4            3
                               ----------------------------------------------------------  ------------------------------------
                                  192           196         190         185        178          749          553          363
                               ----------------------------------------------------------  ------------------------------------

EXPENSES
Losses                             89            82          95          96         76         $349         $267         $172
Loss adjustment expense            18            12          16          13          8           49           37           21
Other expenses                     52            52          52          50         48          202          150           98
                               ----------------------------------------------------------  ------------------------------------
                                  159           146         163         159        132          600          454          291
                               ----------------------------------------------------------  ------------------------------------
Operating earnings
   before provision
   for income taxes                33            50          27          26         46         $149          $99          $72
Provision for income taxes         11            16           8           6         14           44           28           20
                               ----------------------------------------------------------  ------------------------------------
OPERATING EARNINGS                $22           $34         $19         $20        $32         $105          $71          $52
                               ----------------------------------------------------------  ------------------------------------


Net investment-related
   gains (losses), net of
   income taxes                    $0           ($2)         $1         ($1)       ($1)         ($3)         ($1)         ($2)
                               ----------------------------------------------------------  ------------------------------------
Net income                        $22           $32         $20         $19        $31         $102          $70          $50
                               ==========================================================  ====================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                       For the Three Months Ended               For the Year-to-Date Period Ended
                                  ----------------------------------------------------------   ------------------------------------
                                  March 31,   December 31, September 30, June 30,  March 31,   December 31, September 30,  June 30,
Other                               2004        2003          2003        2003       2003         2003          2003         2003
                                  ----------------------------------------------------------   ------------------------------------
REVENUES
Earned premiums                      $13         $12           $13         $13        $15          $53           $41          $28
Investment income, net                 1           2             0           2          2            6             4            4
Other revenues                         2           2             2          (5)         2            1            (1)          (3)
                                  ----------------------------------------------------------   ------------------------------------
                                      16          16            15          10         19           60            44           29
                                  ----------------------------------------------------------   ------------------------------------

EXPENSES
Losses                                 6           8            11           3         10          $32           $24          $13
Loss adjustment expense                0           1             1           0         (1)           1             0           (1)
Other expenses                         7           6             4           5          8           23            17           13
                                  ----------------------------------------------------------   ------------------------------------
                                      13          15            16           8         17           56            41           25
                                  ----------------------------------------------------------   ------------------------------------
Operating earnings (loss)
   before provision (benefit)
   for income taxes                    3           1            (1)          2          2           $4            $3           $4
Provision (benefit) for
   income taxes                        1           1            (1)          1          0            1             0            1
                                  ----------------------------------------------------------   ------------------------------------
OPERATING EARNINGS (LOSS)             $2          $0            $0          $1         $2           $3            $3           $3
                                  ----------------------------------------------------------   ------------------------------------


Net investment-related
   gains (losses), net
   of income taxes                     0           0             0           0         $0            0             0            0
                                  ----------------------------------------------------------   ------------------------------------
Net income (loss)                     $2          $0            $0          $1         $2           $3            $3           $3
                                  ==========================================================   ====================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                          For the Three Months Ended
                                               ------------------------------------------------------------------------
                                               March 31,     December 31,    September 30,     June 30,       March 31,
Unaudited (Dollars in millions)                  2004            2003            2003            2003            2003
                                               ------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                    $517            $514            $538            $524            $505
Non-Standard Automobile                            21              21              23              23              24
Homeowners                                        155             183             204             192             149
Other                                              20               9              11              12              20
                                               ------------------------------------------------------------------------
Total                                            $713            $727            $776            $751            $698
                                               ========================================================================

SELECTED FINANCIAL INFORMATION AND
    SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio           72.7%           72.2%           73.8%           73.2%           75.0%
Other expense ratio                              26.1%           25.1%           25.5%           25.6%           28.0%
                                               ------------------------------------------------------------------------
    Total combined ratio(1)                      98.8%           97.3%           99.3%           98.8%          103.0%
Effect of catastrophe losses                      2.3%            1.9%            3.4%            3.2%            1.8%
                                               ------------------------------------------------------------------------
Combined ratio excluding catastrophes            96.5%           95.4%           95.9%           95.6%          101.2%
                                               ========================================================================

AUTO
Loss and loss adjustment expense ratio           78.1%           79.3%           77.0%           77.5%           83.3%
Other expense ratio                              24.8%           23.5%           24.1%           24.2%           27.2%
                                               ------------------------------------------------------------------------
    Total combined ratio (1)                    102.9%          102.8%          101.1%          101.7%          110.5%
Effect of catastrophe losses                      0.1%            0.5%            0.2%            1.2%            0.2%
                                               ------------------------------------------------------------------------
Combined ratio excluding catastrophes           102.8%          102.3%          100.9%          100.5%          110.3%
                                               ========================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio           58.7%           51.4%           62.3%           63.4%           50.2%
Other expense ratio                              28.2%           28.7%           29.3%           29.2%           28.5%
                                               ------------------------------------------------------------------------
    Total combined ratio (1)                     86.9%           80.1%           91.6%           92.6%           78.7%
Effect of catastrophe losses                      9.0%            6.3%           13.4%            9.7%            6.9%
                                               ------------------------------------------------------------------------
Combined ratio excluding catastrophes            77.9%           73.8%           78.2%           82.9%           71.8%
                                               ========================================================================

OTHER
Loss and loss adjustment expense ratio           44.6%           68.4%           99.5%           24.1%           57.7%
Other expense ratio                              50.7%           42.7%           34.2%           38.8%           52.0%
                                               ------------------------------------------------------------------------
    Total combined ratio (1)                     95.3%          111.1%          133.7%           62.9%          109.7%
Effect of catastrophe losses                      0.0%            0.0%            0.0%            0.0%            0.0%
                                               ------------------------------------------------------------------------
Combined ratio excluding catastrophes            95.3%          111.1%          133.7%           62.9%          109.7%
                                               ========================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                               $0              $3              $1              $7              $1
Homeowners                                         16              12              24              17              12
Other                                               0               0               0               0               0
                                               ------------------------------------------------------------------------
Total                                             $16             $15             $25             $24             $13
                                               ========================================================================

Catastrophe points on combined ratios             2.3             1.9             3.4             3.2             1.8

(1) In the first quarter of 2004 the Combined Ratio reflects payment fees as a credit to Other Expenses. This change resulted in a 0.8 of a percentage point decrease in the combined ratio in the first quarter of 2004. The decreases for Auto, Homeowners & Other were 0.9, 0.5 and 0.4 of a percentage point, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                  For the Three Months Ended                    For the Year-to-Date Period Ended
                                  ----------------------------------------------------------   ------------------------------------
                                  March 31,  December 31,  September 30,  June 30,  March 31,    December 31, September 30, June 30,
Unaudited (Dollars in millions)     2004        2003          2003          2003     2003           2003        2003        2003
                                  ----------------------------------------------------------   ------------------------------------
REVENUES
Premiums                            $412        $448          $445          $390     $395         $1,678      $1,230        $785
Universal life and
   investment-type
   product policy fees                83          80            70            71       51            272         192         122
Investment income, net               123         129           119           131      123            502         373         254
Other revenues                         4          26            20            26        8             80          54          34
                                  ----------------------------------------------------------   ------------------------------------
                                     622         683           654           618      577          2,532       1,849       1,195
                                  ----------------------------------------------------------   ------------------------------------

EXPENSES
Policyholder benefits
   and dividends                     388         428           410           294      377          1,509       1,081         671
Interest credited to
   policyholder
   account balances                   37          36            34            36       37            143         107          73
Capitalization of
   deferred policy
   acquisition costs                 (71)        (90)          (72)          (59)     (66)          (287)       (197)       (125)
Amortization of
   deferred policy
   acquisition costs                  31          73            41            77       34            225         152         111
Other expenses                       172         204           187           177      153            721         517         330
                                  ----------------------------------------------------------   ------------------------------------
                                     557         651           600           525      535          2,311       1,660       1,060
                                  ----------------------------------------------------------   ------------------------------------

Operating earnings
   before provision
   (benefit) for
   income taxes                       65          32            54            93       42            221         189         135
Provision (benefit)
   for income taxes                   21          (2)           17            (9)      14             20          22           5
                                  ------------------------------------------------ ---------   ------------------------------------
OPERATING EARNINGS                   $44         $34           $37          $102(1)   $28           $201        $167        $130(1)
                                  ==========================================================   ====================================


NET INCOME (LOSS)
   RECONCILIATION

Operating earnings                   $44         $34           $37          $102      $28           $201        $167        $130
   Net investment-related
      gains (losses)                  29           0             8            (1)       0              7           7          (1)
   Minority interest - net
      investment-related
      gains (losses)                   0           0             0             0        0              0           0           0
   Adjustments to net
      investment-related
      gains (losses) (2)               0          (3)            0             0        0             (3)          0           0
   Net investment-related
      gains (losses) tax
      benefit (provision)             (7)          0             6            (3)       0              3           3          (3)
                                  ----------------------------------------------------------   ------------------------------------
Net investment-related
   gains (losses), net
   of income taxes                    22          (3)           14            (4)       0              7          10          (4)
Cumulative effect of a
   change in accounting,
   net of income taxes (3)           (30)          0             0             0        0              0           0           0
                                  ----------------------------------------------------------   ------------------------------------
Net income                           $36         $31           $51           $98      $28           $208        $177        $126
                                  ==========================================================   ====================================


(1) Operating earnings for the period ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(2) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statements of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                For the Three Months Ended                     For the Year-to-Date Period Ended
                                  ---------------------------------------------------------   -----------------------------------
                                  March 31,  December 31, September 30, June 30,  March 31,   December 31, September 30, June 30,
Unaudited (Dollars in millions)     2004         2003         2003        2003      2003         2003         2003        2003
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                       $816         $949         $579        $588      $552       $2,668       $1,719      $1,140
Investment income, net               130          120          122         121       110          473          353         231
Other revenues                        12           14           11          12        12           49           35          24
                                  ---------------------------------------------------------   -----------------------------------
                                     958        1,083          712         721       674        3,190        2,107       1,395
                                  ---------------------------------------------------------   -----------------------------------

EXPENSES
Claims and other
   policy benefits                   659          788          470         466       433        2,157        1,369         899
Interest credited
   to policyholder
   account balances                   51           49           47          45        43          184          135          88
Policy acquisition
   costs and other
   insurance expenses                139          130          112         116       108          466          336         224
Other expenses                        45           54           33          38        36          161          107          74
                                  ---------------------------------------------------------   -----------------------------------
                                     894        1,021          662         665       620        2,968        1,947       1,285
                                  ---------------------------------------------------------   -----------------------------------

Operating earnings
   before provision
   for income taxes
   and minority interest              64           62           50          56        54          222          160         110
Provision for income taxes             9           11            9          11        10           41           30          21
                                  ---------------------------------------------------------   -----------------------------------
Operating earnings before
   minority interest                  55           51           41          45        44          181          130          89

Elimination of minority
   interest, before tax               37           31           23          26        24          104           73          50
                                  ---------------------------------------------------------   -----------------------------------
CONTRIBUTION TO METLIFE              $18          $20          $18         $19       $20          $77          $57         $39
                                  =========================================================   ===================================


NET INCOME RECONCILIATION

Operating earnings                   $18          $20          $18         $19       $20          $77          $57         $39
   Net investment-related
      gains (losses)                  17           25            5           5        (4)          31            6           1
   Minority interest - net
      investment-related
      gains (losses)                  (8)          (9)          (2)         (2)        4           (9)           0           2
   Adjustments to net
      investment-related
      gains (losses)                   0            0            0           0         0            0            0           0
   Net investment-related
      gains (losses) tax
      benefit (provision)             (3)          (5)          (2)          0         0           (7)          (2)          0
                                  ---------------------------------------------------------   -----------------------------------
Net investment-related
   gains (losses), net of
   income taxes                        6           11            1           3         0           15            4           3
Cumulative effect of a
   change in accounting,
   net of income taxes (1)             3            0            0           0         0            0            0           0
                                  ---------------------------------------------------------   -----------------------------------
Net income                           $27          $31          $19         $22       $20          $92          $61         $42
                                  =========================================================   ===================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statements of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                          For the Three Months Ended
                                                      ----------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,    June 30,       March 31,
Unaudited (Dollars in millions)                          2004           2003           2003           2003           2003
                                                      ----------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
      OPERATING EARNINGS BY REGION
United States                                             $52            $52            $38            $49            $45
Canada                                                     16             14             13             12             11
Latin America                                               0              0              0              0              0
Asia-Pacific                                                6              7              7              4              2
Other international markets                                 3              8              3              3              2
Corporate                                                 (13)           (19)           (11)           (12)            (6)
                                                      ----------------------------------------------------------------------
      Total pre-tax and pre-minority interest
          operating earnings                              $64            $62            $50            $56            $54
                                                      ======================================================================

POLICY BENEFITS AND INTEREST
      SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                       $4,636         $4,386         $3,743         $3,721         $3,653
Asset intensive                                         3,343          3,201          3,029          2,918          2,718
Other                                                     120            112            113            110            112
                                                      ----------------------------------------------------------------------
      Total U.S.                                        8,099          7,699          6,885          6,749          6,483
                                                      ----------------------------------------------------------------------

Canada                                                  1,151          1,270          1,049          1,049            972
Latin America                                               0              0              0              0              0
Asia-Pacific                                              420            409            376            344            302
Other international markets                               499            405            368            316            271
                                                      ----------------------------------------------------------------------
      Total International                               2,070          2,084          1,793          1,709          1,545
                                                      ----------------------------------------------------------------------

Total policy benefits and interest sensitive
      contract liabilities                            $10,169         $9,783         $8,678         $8,458         $8,028
                                                      ======================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

ASSET MANAGEMENT OPERATIONS
STATEMENTS OF OPERATING EARNINGS
UNAUDITED (DOLLARS IN MILLIONS)

                                                    For the Three Months Ended                    For the Year-to-Date Period Ended
                                       -------------------------------------------------------   -----------------------------------
                                       March 31, December 31, September 30, June 30, March 31,   December 31, September 30, June 30,
Asset Management Operations              2004       2003         2003         2003     2003         2003         2003        2003
----------------------------------------------------------------------------------------------   -----------------------------------
REVENUES
Investment and advisory
  service fees
   Mutual funds                           $22        $20          $20          $17      $16          $73          $53         $33
   MetLife and affiliates
      separately managed accounts           9          9            9            9        9           36           27          18
   Third party client separate
      accounts                             13         16           13           16       10           55           39          26
Other revenues                             14         13           11           11       10           45           32          21
                                       -------------------------------------------------------   -----------------------------------
                                           58         58           53           53       45          209          151          98
                                       -------------------------------------------------------   -----------------------------------

EXPENSES(1)
Employee compensation and
   benefits                                21         22           21           20       22           85           63          42
Promoting and servicing                     8         11            6            7        7           31           20          14
General and administrative                 20         15           20           17       14           66           51          31
                                       -------------------------------------------------------   -----------------------------------
                                           49         48           47           44       43          182          134          87
                                       -------------------------------------------------------   -----------------------------------

Operating earnings before
   provision for income taxes               9         10            6            9        2           27           17          11
Provision for income taxes                  4          4            2            4        1           11            7           5
                                       -------------------------------------------------------   -----------------------------------
OPERATING EARNINGS                         $5         $6           $4           $5       $1          $16          $10          $6
                                       =======================================================   ===================================


NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                         $5         $6           $4           $5       $1          $16          $10          $6
   Net investment-related
      gains (losses)                        0         (1)           2            0        8            9           10           8
   Net investment-related
      gains (losses) tax
      benefit (provision)                   0          0            0            0       (3)          (3)          (3)         (3)
                                       -------------------------------------------------------   -----------------------------------
Net investment-related gains
   (losses), net of income taxes            0         (1)           2            0        5            6            7           5
                                       -------------------------------------------------------   -----------------------------------
Net income (loss)                          $5         $5           $6           $5       $6          $22          $17         $11
                                       =======================================================   ===================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

ASSET MANAGEMENT OPERATIONS
CHANGE IN ASSETS UNDER MANAGEMENT AND
COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                        At or for the Three Months Ended
                                                 ---------------------------------------------------------------------------------
                                                 March 31,       December 31,      September 30,       June 30,          March 31,
Unaudited (Dollars in millions)                    2004              2003              2003              2003              2003
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS

Beginning assets                                 $47,518           $45,711           $46,130           $43,552           $44,577
Contributions                                      3,183             1,983             1,190             1,564             1,004
Redemptions                                       (1,798)           (2,215)           (2,039)           (2,040)           (2,063)
Market appreciation                                1,540             2,039               430             3,054                34
                                                 ---------------------------------------------------------------------------------
Ending Carrying Value                            $50,443           $47,518           $45,711           $46,130           $43,552
                                                 =================================================================================

ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                         $17,307           $16,762           $17,244           $17,499           $17,160
MetLife Retail Funds                               7,394             7,362             6,894             6,759             5,618
Third Party Individual and Retail Funds            9,819             9,255             8,140             7,854             6,966
Third Party Institutional                         15,923            14,139            13,433            14,018            13,808
                                                 ---------------------------------------------------------------------------------
       Total State Street Research               $50,443           $47,518           $45,711           $46,130           $43,552
                                                 =================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS



                                                       For the Three Months Ended              For the Year-to-Date Period Ended
                                  ------------------------------------------------------------------------------------------------
                                  March 31,  December 31, September 30,  June 30,  March 31,  December 31, September 30, June 30,
Unaudited (Dollars in millions)     2004         2003         2003         2003      2003         2003         2003      2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            ($1)         ($5)         ($4)         ($5)       ($4)        ($18)       ($13)         ($9)
Universal life and
   investment-type
   product policy fees                0            0            0            0          0            0           0            0
Investment income, net               67           77           64           42         69          252         175          111
Other revenues                        7           (6)          18           15         12           39          45           27
                                  ------------------------------------------------------------------------------------------------
                                     73           66           78           52         77          273         207          129
                                  ------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits
   and dividends                      2            0            2            0          2            4           4            2
Interest credited to
   policyholder account
   balances                           0            0            0            0          0            0           0            0
Interest expense                     78           91           77           88         94          350         259          182
Other expenses                       38           21          (30)         (65)        24          (50)        (71)         (41)
                                  ------------------------------------------------------------------------------------------------
                                    118          112           49           23        120          304         192          143
                                  ------------------------------------------------------------------------------------------------

Operating earnings
   before (benefit)
   provision for
   income taxes                     (45)         (46)          29           29        (43)         (31)         15          (14)
Benefit for income taxes            (27)         (48)         (51)         (12)       (31)        (142)        (94)         (43)
                                  ------------------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)          ($18)          $2          $80(1)       $41(2)    ($12)        $111        $109(1)       $29(2)
                                  ================================================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings (loss)          ($18)          $2          $80          $41       ($12)        $111        $109          $29
   Net investment-related
     gains (losses)                   4          420          (32)         (36)       (33)         319        (101)         (69)
   Adjustments to net
     investment-related
     gains (losses)(3)                0          (48)           0            0          0          (48)          0            0
   Net investment-related
     gains (losses) tax
     benefit (provision)             (2)        (140)          25           11         10          (94)         46           21
                                  ------------------------------------------------------------------------------------------------

Net investment-related
     gains (losses), net
     of income taxes                  2          232           (7)         (25)       (23)         177         (55)         (48)
                                  ------------------------------------------------------------------------------------------------
Cumulative effect of a
     change in accounting,
     net of
     income taxes                    (1)           0            0            0          0            0           0            0
                                  ------------------------------------------------------------------------------------------------
Net income (loss)                  ($17)        $234          $73          $16       ($35)        $288         $54         ($19)
                                  ================================================================================================

(1) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

(3) Adjustments to net investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS


                                                                At or for the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        March 31,        December 31,       September 30,     June 30,          March 31,
Unaudited (Dollars in millions)           2004               2003               2003            2003              2003
-------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (7)
Yield (1)                                   6.62%             6.92%             6.83%             6.87%             7.01%
Income                                    $2,232            $2,245            $2,140            $2,073            $2,044
Investment-related gains (losses)            $34             ($183)             ($23)             ($43)            ($149)
Ending Carrying Value                   $174,100          $167,752          $159,940          $158,822          $144,341

MORTGAGE LOANS
Yield (2)                                   6.81%             7.61%             7.37%             7.50%             7.51%
Income                                      $449              $493              $468              $472              $470
Investment-related gains (losses)             $0                $2              ($36)              ($8)             ($14)
Ending Carrying Value                    $26,562           $26,249           $25,535           $25,289           $25,046

REAL ESTATE AND REAL
   ESTATE
   JOINT VENTURES (8)
Yield (2)                                  11.85%            11.06%            10.14%            11.20%            11.16%
Income (3)                                  $139              $137              $124              $125              $127
Investment-related gains
   (losses) (4)                              $21              $344               $10               ($6)              $92
Ending Carrying Value                     $4,699            $4,680            $5,255            $4,491            $4,475

POLICY LOANS
Yield (2)                                   6.12%             6.15%             6.54%             6.46%             6.47%
Income                                      $134              $135              $141              $139              $139
Ending Carrying Value                     $8,758            $8,749            $8,668            $8,627            $8,615

EQUITY SECURITIES AND
   OTHER LIMITED
   PARTNERSHIP INTERESTS (7) (8)
Yield (2)                                   3.03%             3.80%            (1.26%)            3.62%             6.11%
Income                                       $29               $36              ($11)              $32               $54
Investment-related gains (losses)             $0               $33               ($6)               $1              ($71)
Ending Carrying Value                     $4,305            $4,198            $4,218            $4,117            $3,867

CASH AND SHORT-TERM
   INVESTMENTS (7)
Yield (2)                                   2.67%             1.67%             1.95%             2.23%             4.57%
Income                                       $30               $24               $35               $42               $64
Investment-related gains (losses)             $0                $5                $0                $0               ($4)
Ending Carrying Value                     $5,144            $5,559            $8,090            $8,354            $8,126

OTHER INVESTED
   ASSETS (5) (8)
Yield (2)                                   5.60%             7.78%             9.32%             8.47%             8.45%
Income                                       $57               $74               $84               $69               $63
Investment-related gains (losses)            $82               $76              ($57)               $2               $14
Ending Carrying Value                     $5,094            $4,645            $4,617            $4,261            $3,948

TOTAL INVESTMENTS (8)
Gross investment income yield               6.57%             6.88%             6.66%             6.82%             7.10%
Investment fees and
   expenses yield                          (0.14%)           (0.16%)           (0.15%)           (0.14%)           (0.15%)
                                       ----------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                 6.43%             6.72%             6.51%             6.68%             6.95%
                                       ==================================================================================
Gross investment income                   $3,070            $3,144            $2,981            $2,952            $2,961
Investment fees
   and expenses                              (64)              (74)              (67)              (63)              (62)
                                       ----------------------------------------------------------------------------------
NET INVESTMENT INCOME                     $3,006            $3,070            $2,914            $2,889            $2,899
                                       ==================================================================================
Ending Carrying Value                   $228,662          $221,832          $216,323          $213,961          $198,418
                                       ==================================================================================

Gross investment gains                      $246              $564              $153              $137              $221
Gross investment losses                     (105)             (280)             (106)              (85)              (89)
Writedowns                                   (12)              (73)              (89)             (103)             (268)
                                       ----------------------------------------------------------------------------------
Subtotal                                     129               211               (42)              (51)             (136)
Derivative instruments
   not qualifying for
   hedge accounting                          (24)              (72)             (109)               (3)              (34)
                                       ----------------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS (LOSSES)        105               139              (151)              (54)             (170)
Adjustments to net
   investment-related gains
   (losses) (6)                               32               138                39                 0                38
Minority interest - net
   investment-related gains (losses)          (8)               (9)               (2)               (2)                4
Net investment-related gains (losses)
   tax benefit (provision)                   (44)             (106)               72                16                44
                                       ----------------------------------------------------------------------------------
NET INVESTMENT-RELATED
   GAINS (LOSSES), NET OF
   INCOME TAXES                              $85              $162              ($42)             ($40)             ($84)
                                       ==================================================================================

(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2)   Yields are annualized and based on quarterly average carrying values.

(3) Included in income from real estate and real estate joint ventures is $16 million, $22 million, $22 million, $10 million, and $17 million related to discontinued operations for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
      respectively.

(4) Included in investment-related gains (losses) from real estate and real estate joint ventures is $21 million, $323 million, $7 million, $0 million, and $90 million related to discontinued operations for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(5) Included in investment income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $14 million, $29 million, $35 million, $12 million, and $8 million for the three months ended March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
      respectively. These amounts are excluded from net investment-related gains (losses) in other invested assets.

(6) Adjustments to investment-related gains and losses include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(7) Included in ending assets, investment income and investment-related gains (losses) is $2,361 million, $20 million and $1 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for the three months ended March 31, 2004.

(8) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                       At or for the Year-to-date
                                                  --------------------------------------------------------------------------
                                                  March 31,     December 31,     September 30,     June 30,     March 31,
Unaudited (Dollars in millions)                      2004           2003             2003            2003          2003
----------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (7)
Yield (1)                                              6.62%          6.89%            6.89%           6.91%         7.01%
Income                                               $2,232         $8,502           $6,257          $4,117        $2,044
Investment-related gains (losses)                       $34          ($398)           ($215)          ($192)        ($149)
Ending Carrying Value                              $174,100       $167,752         $159,940        $158,822      $144,341

MORTGAGE LOANS
Yield (2)                                              6.81%          7.48%            7.45%           7.50%         7.51%
Income                                                 $449         $1,903           $1,410            $942          $470
Investment-related gains (losses)                        $0           ($56)            ($58)           ($22)         ($14)
Ending Carrying Value                               $26,562        $26,249          $25,535         $25,289       $25,046

REAL ESTATE AND REAL ESTATE
     JOINT VENTURES (8)
Yield (2)                                             11.85%         10.90%           10.63%          11.14%        11.16%
Income (3)                                             $139           $513             $376            $252          $127
Investment-related gains (losses) (4)                   $21           $440              $96             $86           $92
Ending Carrying Value                                $4,699         $4,680           $5,255          $4,491        $4,475

POLICY LOANS
Yield (2)                                              6.12%          6.40%            6.49%           6.47%         6.47%
Income                                                 $134           $554             $419            $278          $139
Ending Carrying Value                                $8,758         $8,749           $8,668          $8,627        $8,615

EQUITY SECURITIES AND
     OTHER LIMITED
     PARTNERSHIP INTERESTS (7)(8)
Yield (2)                                              3.03%          3.02%            2.73%           4.80%         6.11%
Income                                                  $29           $111              $75             $86           $54
Investment-related gains (losses)                        $0           ($43)            ($76)           ($70)         ($71)
Ending Carrying Value                                $4,305         $4,198           $4,218          $4,117        $3,867

CASH AND SHORT-TERM INVESTMENTS (7)
Yield (2)                                              2.67%          2.73%            2.93%           3.40%         4.57%
Income                                                  $30           $165             $141            $106           $64
Investment-related gains (losses)                        $0             $1              ($4)            ($4)          ($4)
Ending Carrying Value                                $5,144         $5,559           $8,090          $8,354        $8,126

OTHER INVESTED ASSETS (5)(8)
Yield (2)                                              5.60%          8.53%            8.75%           8.43%         8.45%
Income                                                  $57           $290             $216            $132           $63
Investment-related gains (losses)                       $82            $35             ($41)            $16           $14
Ending Carrying Value                                $5,094         $4,645           $4,617          $4,261        $3,948

TOTAL INVESTMENTS (8)
Gross investment income yield                          6.57%          6.86%            6.85%           6.94%         7.10%
Investment fees and expenses yield                    (0.14%)        (0.15%)          (0.15%)         (0.15%)       (0.15%)
                                                  --------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                            6.43%          6.71%            6.70%           6.79%         6.95%
                                                  ==========================================================================

Gross investment income                              $3,070        $12,038           $8,894          $5,913        $2,961
Investment fees and expenses                            (64)          (266)            (192)           (125)          (62)
                                                  --------------------------------------------------------------------------
NET INVESTMENT INCOME                                $3,006        $11,772           $8,702          $5,788        $2,899
                                                  ==========================================================================
Ending Carrying Value                              $228,662       $221,832         $216,323        $213,961      $198,418
                                                  ==========================================================================

Gross investment gains                                 $246         $1,075             $511            $358          $221
Gross investment losses                                (105)          (560)            (280)           (174)          (89)
Writedowns                                              (12)          (533)            (460)           (371)         (268)
                                                  --------------------------------------------------------------------------
Subtotal                                                129            (18)            (229)           (187)         (136)
Derivative instruments not qualifying
for hedge accounting                                    (24)          (218)            (146)            (37)          (34)
                                                  --------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS (LOSSES)                   105           (236)            (375)           (224)         (170)
Adjustments to net investment-related
gains (losses)(6)                                        32            215               77              38            38
Minority interest - net investment-related
gains (losses)                                           (8)            (9)               0               2             4
Net investment-related gains (losses) tax
benefit (provision)                                     (44)            26              132              60            44
                                                  --------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS (LOSSES),
NET OF INCOME TAXES                                     $85            ($4)           ($166)          ($124)         ($84)
                                                  ==========================================================================


(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2) Yields are annualized and based on year-to-date average carrying values.

(3) Included in income from real estate and real estate joint ventures is $16 million, $71 million, $49 million, $27 million, and $17 million related to discontinued operations for the year-to-date March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(4) Included in investment-related gains (losses) from real estate and real estate joint ventures is $21 million, $420 million, $97 million, $90 million, and $90 million related to discontinued operations for the year-to-date March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(5) Included in investment income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $14 million, $84 million, $55 million, $20 million, and $8 million for the year-to-date March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively. These amounts are excluded from net investment-related gains (losses) in other invested assets.

(6) Adjustments to investment-related gains and losses include amortization of deferred policy acquisition costs, charges and credit to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment-related gains and losses.

(7) Included in ending assets, investment income and investment-related gains (losses) is $2,361 million, $20 million and $1 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for year-to-date March 31, 2004.

(8) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                                At March 31, 2004          At December 31, 2003          At September 30, 2003
                                             -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)               Amount    % of Total        Amount       % of Total       Amount       % of Total
--------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                   $364          86.3%          $677          91.1%           $826          83.4%
20% or more for less than six months              52          12.3%            22           3.0%             82           8.3%
20% or more for six months or greater              6           1.4%            44           5.9%             82           8.3%
                                             -----------------------------------------------------------------------------------
   Total Gross Unrealized Losses                $422         100.0%          $743         100.0%           $990         100.0%
                                             ===================================================================================

                                                 At June 30, 2003              At March 31, 2003
                                             ---------------------------------------------------------
Unaudited (Dollars in millions)              Amount       % of Total        Amount         % of Total
------------------------------------------------------------------------------------------------------
Less than 20%                                   $612          76.8%            $767           60.8%
20% or more for less than six months              74           9.3%             216           17.1%
20% or more for six months or greater            111          13.9%             279           22.1%
                                             ---------------------------------------------------------
   Total Gross Unrealized Losses                $797         100.0%          $1,262          100.0%
                                             =========================================================



GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES

                                                At March 31, 2004          At December 31, 2003          At September 30, 2003
                                             -----------------------------------------------------------------------------------
Unaudited (Dollars in millions)               Amount    % of Total        Amount       % of Total       Amount       % of Total
--------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                     $5          45.5%            $6         100.0%             $5         100.0%
20% or more for less than six months               6          54.5%             0           0.0%              0           0.0%
20% or more for six months or greater              0           0.0%             0           0.0%              0           0.0%
                                             -----------------------------------------------------------------------------------
   Total Gross Unrealized Losses                 $11         100.0%            $6         100.0%             $5         100.0%
                                             ===================================================================================

                                                 At June 30, 2003              At March 31, 2003
                                             ---------------------------------------------------------
Unaudited (Dollars in millions)              Amount       % of Total        Amount         % of Total
------------------------------------------------------------------------------------------------------
Less than 20%                                     $8          88.9%             $39           30.0%
20% or more for less than six months               1          11.1%              91           70.0%
20% or more for six months or greater              0           0.0%               0            0.0%
                                             ---------------------------------------------------------
   Total Gross Unrealized Losses                  $9         100.0%            $130          100.0%
                                             =========================================================


    The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                 At March 31, 2004   At December 31, 2003 At September 30, 2003 At June 30, 2003  At March 31, 2003
Unaudited (Dollars in millions)   Amount % of Total   Amount   % of Total   Amount   % of Total Amount % of Total Amount  % of Total
------------------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies           $17,065      9.8%    $15,945       9.5%    $14,730       9.2%  $13,992    8.8%   $12,489      8.7%
State & political subdivisions     3,580      2.0%      3,349       2.0%      3,276       2.0%    3,022    1.9%     2,683      1.8%
Corporate bonds                   63,215     36.3%     60,391      36.0%     57,746      36.1%   56,548   35.6%    52,167     36.1%
Foreign government securities      8,444      4.8%      8,764       5.2%      9,027       5.7%    8,938    5.6%     8,374      5.8%
Foreign corporates                24,654     14.2%     23,842      14.2%     21,787      13.6%   22,030   13.9%    19,542     13.5%
Mortgage-backed securities        31,825     18.3%     31,454      18.8%     31,831      19.9%   33,166   20.9%    30,260     21.0%
Commercial mortgage-backed
  securities                      11,955      6.9%     11,031       6.6%      9,318       5.8%    8,649    5.4%     7,509      5.2%
Asset-backed securities           12,327      7.1%     11,863       7.1%     11,033       6.9%   11,222    7.1%    10,224      7.1%
Other fixed income assets            491      0.3%        576       0.3%        687       0.5%      771    0.5%       655      0.5%
                                ----------------------------------------------------------------------------------------------------
  Total                          173,556     99.7%    167,215      99.7%    159,435      99.7%  158,338   99.7%   143,903     99.7%
Redeemable preferred stock           544      0.3%        537       0.3%        505       0.3%      484    0.3%       438      0.3%
                                ----------------------------------------------------------------------------------------------------
Total Fixed Maturities          $174,100    100.0%   $167,752     100.0%   $159,940     100.0% $158,822  100.0%  $144,341    100.0%
                                ====================================================================================================

NAIC          RATING AGENCY
RATING (1)(2) EQUIVALENT
              DESIGNATION
1             Aaa / Aa / A      $116,165     66.7%   $112,333      67.0%   $107,284      67.1% $107,243   67.5%   $97,087     67.3%
2             Baa                 44,842     25.8%     42,057      25.0%     39,066      24.4%   38,263   24.1%    34,326     23.8%
3             Ba                   7,731      4.4%      8,011       4.8%      7,913       5.0%    7,727    4.9%     7,624      5.3%
4             B                    3,929      2.3%      3,814       2.3%      3,962       2.5%    3,854    2.4%     3,658      2.5%
5             Caa and lower          700      0.4%        629       0.4%        545       0.3%      724    0.5%       627      0.4%
6             In or near default     189      0.1%        371       0.2%        665       0.4%      527    0.3%       581      0.4%
                                ----------------------------------------------------------------------------------------------------
  Total                          173,556     99.7%    167,215      99.7%    159,435      99.7%  158,338   99.7%   143,903     99.7%
Redeemable preferred stock           544      0.3%        537       0.3%        505       0.3%      484    0.3%       438      0.3%
                                ----------------------------------------------------------------------------------------------------
Total Fixed Maturities          $174,100    100.0%   $167,752     100.0%   $159,940     100.0% $158,822  100.0%  $144,341    100.0%
                                ====================================================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

(2) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                At March 31, 2004  At December 31, 2003  At September 30, 2003  At June 30, 2003   At March 31, 2003
                               -----------------------------------------------------------------------------------------------------
Unaudited (Dollars in millions) Amount  % of Total  Amount    % of Total Amount     % of Total  Amount  % of Total Amount % of Total
------------------------------------------------------------------------------------------------------------------------------------

South Atlantic                  $4,929     23.8%     $4,978      24.5%   $5,027          25.2%  $5,139      25.9%  $5,167   26.3%
Pacific                          5,172     25.1%      5,005      24.7%    4,587          23.0%   4,130      20.8%   4,198   21.4%
Middle Atlantic                  3,450     16.6%      3,455      17.0%    3,522          17.6%   3,543      17.9%   3,416   17.4%
East North Central               1,894      9.1%      1,821       9.0%    1,808           9.1%   2,331      11.8%   2,260   11.5%
New England                      1,295      6.2%      1,278       6.3%    1,269           6.4%   1,181       6.0%   1,168    6.0%
West South Central               1,415      6.8%      1,370       6.8%    1,352           6.8%   1,256       6.3%   1,149    5.9%
Mountain                           763      3.7%        740       3.6%      798           4.0%     845       4.3%     858    4.4%
West North Central                 606      2.9%        619       3.0%      582           2.9%     580       2.9%     598    3.0%
International                      943      4.5%        836       4.1%      811           4.1%     631       3.2%     631    3.2%
East South Central                 265      1.3%        198       1.0%      189           0.9%     187       0.9%     178    0.9%
                               -----------------------------------------------------------------------------------------------------
  Total                        $20,732    100.0%    $20,300     100.0%  $19,945         100.0% $19,823     100.0% $19,623  100.0%
                               =====================================================================================================

Office                          $9,570     46.1%     $9,170      45.2%   $8,919          44.7%  $9,414      47.4%  $9,301   47.5%
Retail                           4,961     23.9%      5,006      24.7%    4,825          24.2%   4,471      22.6%   4,321   22.0%
Apartments                       2,916     14.1%      2,832      13.9%    2,932          14.7%   2,805      14.2%   2,867   14.6%
Industrial                       1,852      8.9%      1,911       9.4%    1,940           9.7%   1,922       9.7%   1,893    9.6%
Hotel                            1,027      5.0%      1,032       5.1%    1,038           5.2%     955       4.8%     996    5.1%
Other                              406      2.0%        349       1.7%      291           1.5%     256       1.3%     245    1.2%
                               -----------------------------------------------------------------------------------------------------
  Total                        $20,732    100.0%    $20,300     100.0%  $19,945         100.0% $19,823     100.0% $19,623  100.0%
                               =====================================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                   At March 31,   At December 31,   At September 30,    At June 30,   At March 31,
Unaudited (Dollars in millions)       2004            2003                2003             2003           2003
------------------------------------------------------------------------------------------------------------------

Wholly owned                         $4,409           $4,362             $4,927           $4,184         $4,199
Joint ventures (1)                      287              315                322              303            271
                                   -------------------------------------------------------------------------------
  Subtotal                            4,696            4,677              5,249            4,487          4,470
Foreclosed                                3                3                  6                4              5
                                   -------------------------------------------------------------------------------
  Total Real Estate (2)              $4,699           $4,680             $5,255           $4,491         $4,475
                                   ===============================================================================

(1) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

(2) Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES

                                   At March 31,   At December 31,   At September 30,    At June 30,   At March 31,
Unaudited (Dollars in millions)       2004            2003                2003             2003           2003
------------------------------------------------------------------------------------------------------------------

COMMERCIAL                          $20,732          $20,300            $19,945          $19,823        $19,623

AGRICULTURAL                          5,226            5,327              5,131            5,090          5,052

RESIDENTIAL                             604              622                459              376            371
                                   -------------------------------------------------------------------------------
TOTAL                               $26,562          $26,249            $25,535          $25,289        $25,046
                                   ===============================================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                   At March 31,   At December 31,   At September 30,    At June 30,   At March 31,
Unaudited (Dollars in billions)        2004            2003              2003              2003           2003
------------------------------------------------------------------------------------------------------------------

METLIFE                              $258.9           $251.0             $245.0           $242.3         $226.3

METLIFE SEPARATE ACCOUNT               78.3             75.8               70.0             67.5           60.6

STATE STREET THIRD PARTY               25.7             23.4               21.6             21.9           20.8
                                   -------------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT        $362.9           $350.2             $336.6           $331.7         $307.7
                                   ===============================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

COMPANY RATINGS AS OF APRIL 20TH, 2004 (1)

                                                                Moody's          Standard &       A.M. Best         Fitch
                                                           Investors Service       Poor's          Company         Ratings
                                                           -----------------       ------          -------         -------
FINANCIAL STRENGTH RATINGS
--------------------------
Metropolitan Life Insurance Company                                Aa2                AA               A+             AA
Metropolitan Life Insurance Company (Short-term rating)            P-1              A-1+               NR             NR
First MetLife Investors Insurance Co.                               NR                AA               A+             NR
General American Life Insurance Company                            Aa2                AA               A+             AA
MetLife Investors Insurance Company                                Aa2                AA               A+             AA
MetLife Investors Insurance Company of California                   NR                AA               A+             NR
MetLife Investors USA Insurance Company                            Aa3                AA               A+             AA
Metropolitan Insurance and Annuity Company                         Aa3                NR                A             NR
New England Life Insurance Company                                 Aa2                AA               A+             AA
Paragon Life Insurance Company                                      NR                AA               A+             AA
Texas Life Insurance Company                                        NR                NR                A             NR
RGA Reinsurance Company                                             A1               AA-               A+            AA-
Metropolitan Property and Casualty Insurance Company               Aa3                NR                A             NR
Metropolitan Casualty Insurance Company                             NR                NR                A             NR
Metropolitan Direct Property and Casualty Insurance Co.             NR                NR                A             NR
Metropolitan General Insurance Company                              NR                NR                A             NR
Metropolitan Group Property & Casualty Insurance Co.                NR                NR                A             NR
Metropolitan Lloyds Insurance Company of Texas                      NR                NR                A             NR


CREDIT RATINGS
MetLife, Inc.
   Senior Unsecured                                                 A2                 A                a              A
   Commercial Paper                                                P-1               A-1           AMB-1+             F1

Metropolitan Life Insurance Company
   Surplus Notes                                                    A1                A+               a+             A+

MetLife Funding, Inc.
   Commercial Paper                                                P-1              A-1+           AMB-1+            F1+

General American Life Insurance Company
   Surplus Notes                                                    A1                A+               a+             NR

GenAmerica Capital I
   Preferred Stock                                                  A3              BBB+               NR             A-

Reinsurance Group of America, Incorporated
   Senior Unsecured                                               Baa1                A-               a-             A-

RGA Capital Trust I
   Preferred Stock                                                Baa2               BBB             bbb+           BBB+

(1)  NR indicates not rated.


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